                                     LOGO

                                FLAG INVESTORS

                          EQUITY PARTNERS FUND, INC.
                         (CLASS A AND CLASS B SHARES)


   This mutual fund (the "Fund") is designed to seek long-term growth of capital and, secondarily, current income. The Fund seeks to achieve this objective primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.


   Shares of the Fund are available through Alex. Brown & Sons Incorporated ("Alex. Brown") as well as Participating Dealers and Shareholder Servicing Agents. This Prospectus relates to Class A and Class B Shares of the Fund. The separate classes provide investors with alternatives as to sales load and fund expenses. (See "How to Invest in the Fund.")


   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated October 1, 1996 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

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THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

The date of this Prospectus is October 1, 1996



                                   PROSPECTUS

FLAG INVESTORS
                          EQUITY PARTNERS FUND, INC.
                         (CLASS A AND CLASS B SHARES)
                          135 East Baltimore Street
                          Baltimore, Maryland 21202

                              TABLE OF CONTENTS

                                    ------

                                                                        Page

 1. Fee Table  ..........................................                2
 2. Financial Highlights  ...............................                3
 3. Investment Program  .................................                4
    Investment Objective, Policies
    and Risk Considerations .............................                4
 4. Investment Restrictions  ............................                8
 5. How to Invest in the Fund  ..........................                8
 6. How to Redeem Shares  ...............................               16
 7. Telephone Transactions  .............................               17
 8. Dividends and Taxes  ................................               18
 9. Management of the Fund  .............................               20
10. Investment Advisor and Sub-Advisor  .................               20
11. Distributor  ........................................               23
12. Custodian, Transfer Agent and Accounting Services  ..               24
13. Performance Information  ............................               24
14. General Information  ................................               25



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 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE
 REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH ANY OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. SHARES MAY BE OFFERED ONLY TO RESIDENTS OF THOSE STATES IN WHICH SUCH SHARES ARE ELIGIBLE FOR PURCHASE.
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                                      1

===============================================================================
1. FEE TABLE
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SHAREHOLDER TRANSACTION EXPENSES:

                                                                  CLASS A            CLASS B
                                                                  SHARES              SHARES
                                                               INITIAL SALES         DEFERRED
                                                                  CHARGE           SALES CHARGE
                                                                ALTERNATIVE        ALTERNATIVE
 ---------------------------------------------------------   -----------------   ----------------

Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ....................           4.50%*          None
Maximum Sales Charge Imposed on Reinvested Dividends  ....           None            None
Maximum Deferred Sales Charge (as a percentage of
  original purchase price or redemption proceeds,
  whichever is lower) ....................................           0.50%*             4.00%**

=============================================================================
ANNUAL FUND OPERATING EXPENSES (NET OF FEE WAIVERS):
 (as a percentage of average daily net assets)
-----------------------------------------------------------------------------

Management Fees (net of fee waivers)  .............       .75%***      .75%***
12b-1 Fees  .......................................       .25%         .75%
Other Expenses (including a .25% shareholder
  servicing fee for Class B Shares) ...............       .35%         .60%****
                                                      ----------    ----------
Total Fund Operating Expenses (net of fee waivers)       1.35%***     2.10%***
                                                      ==========    ==========

-----------------------------------------------------------------------------
   * Purchases of $1 million or more of Class A Shares by persons not otherwise eligible for sales load waivers are not subject to an initial sales charge, however, a contingent deferred sales charge of .50% may be imposed on such purchases. (See "How to Invest in the Fund -- Offering Price.")
  ** A declining contingent deferred sales charge will be imposed on redemptions of Class B Shares made within six years of purchase. Class B Shares will automatically convert to Class A Shares six years after purchase. (See "How to Invest in the Fund -- Class B Shares.")
 *** The Fund's investment advisor intends, but is not obligated, to waive its fee to the extent required so that Total Fund Operating Expenses do not exceed 1.35% of the Class A Shares' average daily net assets and 2.10% of the Class B Shares' average daily net assets. Absent fee waivers, Management Fees would be .95% of the Fund's average daily net assets and Total Fund Operating Expenses would be 1.55% of the Class A Shares' average daily net assets and 2.30% of the Class B Shares' average daily net assets.
**** A portion of the shareholder servicing fee is allocated to member firms of the National Association of Securities Dealers, Inc. and qualified banks for continued personal service by such members to investors in Class B Shares, such as responding to shareholder inquiries, quoting net asset values, providing current marketing materials and attending to other shareholder matters.


EXAMPLE:
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of
each time period:*                               1 year       3 years       5 years       10 years
                                               ----------   -----------    -----------   ------------
     Class A Shares  .......................      $58           $86           $116          $200
     Class B Shares  .......................      $61           $96           $133          $205
                                               ----------   -----------    -----------   ------------

 You would pay the following expenses on the same
 investment, assuming no redemption:*            1 year       3 years       5 years       10 years
                                               ----------   -----------    -----------   ------------
     Class B Shares  .......                      $21           $66           $113          $205
                                               ----------   -----------    -----------   ------------


* The Example is based on Total Fund Operating Expenses, net of fee waivers. Absent fee waivers, expenses would be higher.

   THE EXPENSES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases shares of either class through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in the Fund", "Investment Advisor and Sub-Advisor" and "Distributor.") The Expenses appearing in the table above have been restated to reflect current fees.

   The rules of the SEC require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges or no sales charge at all. (See "How to Invest in the Fund -- Class A Shares.") Due to the continuous nature of Rule 12b-1 fees, long-term shareholders of the Fund may pay more than the equivalent of the maximum front-end sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules").

===============================================================================
2. FINANCIAL HIGHLIGHTS

   The financial highlights included in the following tables are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the fiscal year ended May 31, 1996 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended May 31, 1996 which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

(For a share outstanding throughout each period)

                                                 CLASS A SHARES                CLASS B SHARES
                                            -------------------------    ---------------------------
                                            FOR THE       FOR THE        FOR THE        FOR THE
                                             YEAR          PERIOD          YEAR          PERIOD
                                             ENDED     FEB. 13, 1995*     ENDED      FEB 13, 1995*
                                            MAY 31,       THROUGH        MAY 31,        THROUGH
                                             1996       MAY 31, 1995       1996       MAY 31, 1995
                                           ---------   --------------    ---------   ---------------
Per Share Operating Performance:
 Net asset value at beginning of period .   $ 10.77       $ 10.00         $10.75         $10.00
                                           ---------   --------------    ---------   ---------------
Income from Investment Operations:
 Net investment income  ................       0.17          0.12           0.07           0.07
 Net realized and unrealized gain on
  investments ..........................       2.29          0.65           2.31           0.68
                                           ---------   --------------    ---------   ---------------
 Total from Investment Operations  .....       2.46          0.77           2.38           0.75
Less Distributions:
 Dividends from net investment income  .      (0.14)           --          (0.10)            --
                                           ---------   --------------    ---------   ---------------
 Total distributions  ..................      (0.14)           --          (0.10)            --
                                           ---------   --------------    ---------   ---------------
 Net asset value at end of period  .....    $ 13.09       $ 10.77         $13.03         $10.75
                                           =========   ==============    =========   ===============
Total Return**  ........................      23.05%         7.70%         22.17%          7.50%
Ratios to Average Daily Net Assets:
 Expenses  .............................       1.35%(2)      1.35%(1,2)     2.10%(4)       2.10%(1,4)
 Net investment income  ................       1.52%(3)      3.74%(1,3)     0.71%(5)       1.97%(1,5)
Supplemental Data:
 Net assets at end of period (000)  ....    $64,230       $38,612         $5,302         $2,159
 Portfolio turnover rate  ..............       0.73%           --           0.73%            --
------------------------------------------------------------------------------------------------------

*Commencement of operations.
**Total return excludes the effect of sales charge.
(1) Annualized.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.77% and 3.76% (annualized) for Class A Shares for the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 1.10% and 1.33% (annualized) for Class A Shares for the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(4) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.52% and 4.22% (annualized) for Class B Shares for the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.29% and (0.15)% (annualized) for Class B Shares for the year ended May 31, 1996 and the period ended May 31, 1995, respectively.

===============================================================================
3. INVESTMENT PROGRAM
-------------------------------------------------------------------------------

Investment Objective, Policies
and Risk Considerations

   The Fund's investment objective is to seek long-term growth of capital and, secondarily, high current income. The Fund seeks to achieve this objective primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance, however, that the Fund will achieve its investment objective.

   Investment Company Capital Corp. ("ICC"), the Fund's investment advisor, and Alex. Brown Investment Management ("ABIM"), the Fund's sub-advisor (collectively, the "Advisors"), are responsible for managing the Fund's investments. (See "Investment Advisor and Sub-Advisor.") The Advisors consider both the opportunity for gain and the risk of loss in making investments.

   Under normal market conditions, the Fund will invest as fully as feasible in common stocks and other equity investments (including preferred stocks, convertible debt, warrants and other securities convertible into or exchangeable for common stocks). At least 65% of the Fund's total assets will be so invested. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. In selecting securities for the Fund's portfolio, the Advisors expect to apply a "flexible value" approach to the selection of equity investments. Under this approach, the Advisors will attempt to identify securities that are undervalued in the marketplace but will also consider such factors as current and expected earnings, dividends, cash flows and asset values in their evaluation of a security's investment potential.


   The Fund may invest up to 10% of its total assets in non-convertible debt securities. Up to all of any such investments may be in securities that are rated below investment grade. (See "Investments in Non-Investment Grade Securities" below.) Any remaining assets of the Fund not invested as described above may be invested in high quality money market instruments. For temporary, defensive purposes, the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the U.S. Treasury Department or by agencies of the U.S. Government. In addition, the Fund may invest up to 10% of its net assets in illiquid securities.

   The Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted securities in that they have not been registered under the

Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Secur-ities. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

-------------------------------------------------------------------------------
INVESTMENTS IN NON-INVESTMENT GRADE SECURITIES


   Where deemed appropriate by the Advisors, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in lower quality non-convertible debt securities (securities rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality). Lower rated debt securities, also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities in the lowest rating category that the Fund may purchase (securities rated C by either S&P or Moody's) may present a particular risk of default, or may be in default and in arrears in payment of principal and interest. In addition, C rated securities may be regarded as having extremely poor prospects of ever attaining investment standing. Yields and market values of these bonds will fluctuate over time, reflecting changing interest rates and the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or a substantial period of rising interest rates, may disrupt the high yield bond market, affecting both the value and liquidity of such bonds. An economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information. During the fiscal year ended May 31, 1996 the Fund held no below investment grade bonds.

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INVESTMENTS IN REPURCHASE AGREEMENTS

   The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy under guidelines approved by the Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security, and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of the under-lying securities will be at least equal at all times to the total amount of the repurchase agreement obligation, including the interest factor. If the seller were to default on its obligation to repurchase the underlying instrument, the Fund could experience loss due to delay in liquidating the collateral and to adverse market action.

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INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS


   In addition, from time to time, the Advisors may invest up to 10% of the Fund's total assets in American Depository Receipts, which are U.S. exchange listed interests in securities of foreign companies, and debt and equity securities issued by foreign corporate and government issuers when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk.

   Foreign investments involve different risks from investments in the United States. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement period for foreign securities, which is often longer than that for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary U.S. business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Fund shares may be significantly affected on days when shareholders do not have access to the Fund.

   The Advisors intend to invest in securities of companies in, and governments of, developed, politically stable nations, but there exists the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation which could adversely affect the investments of the Fund in such foreign country. When considering whether to invest in foreign equity or debt securities, the Advisors will consider the risk of investment in addition to the criteria they apply to all investments in equity or debt securities.

===============================================================================
4. INVESTMENT RESTRICTIONS


   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The vote of a majority of the outstanding shares of the Fund means the lesser of: (i) 67% or more of the shares present at a shareholder meeting at which the holders of more than 50% of the shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

2) With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. Government, its agencies and instrumentalities; or

3) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

===============================================================================
5.  HOW TO INVEST IN THE FUND


   Class A and Class B Shares may be purchased from Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202, through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers") or through any financial institution which has entered into a Shareholder Servicing Agreement with the Fund ("Shareholder Servicing Agents"). Shares of either class may also be purchased by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price (including any applicable front-end sales charge), to the address shown on the Application Form. Participating Dealers or Shareholder Servicing Agents and their investment representatives may receive different levels of compensation depending on which class of shares they sell.


   The Class A and Class B alternatives permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the combination of sales charge and distribution fee on Class A Shares is more favorable than the combination of distribution/service fees and contingent deferred sales charge on Class B Shares. In almost all cases, investors planning to purchase $100,000 or more of Fund shares will pay lower aggregate charges and expenses by purchasing Class A Shares. Accordingly, the Fund will not accept purchases for Class B Shares in excess of $100,000 per account. (See "Fee Table.")


   The minimum initial investment in shares of either class is $2,000, except that the minimum initial investment for shareholders of any other Flag Investors fund or class is $500 and the minimum initial investment for participants in the Fund's Automatic Investing Plan is $250. Each subsequent investment must be at least $100 per class, except that the minimum subsequent investment under the Fund's Automatic Investing Plan is $250 for quarterly investments and $100 for monthly investments. (See "Purchases Through Automatic Investing Plan" below.) There is no minimum investment requirement for qualified retirement plans (i.e., 401(k) plans or pension and profit sharing plans). IRA accounts are, however, subject to the $2,000 minimum initial investment requirement. There is no minimum investment requirement for spousal IRA accounts.

   The Fund reserves the right to suspend the sale of shares at any time at the discretion of Alex. Brown and ICC. Orders for purchases of shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order plus any applicable front-end sales charge (the "Offering Price") on the date such net asset value is determined (the "Purchase Date"). Purchases made by mail must be accompanied by payment of the Offering Price. Purchases made through Alex. Brown or a Participating Dealer or Shareholder Servicing Agent must be in accordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.


   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern

Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting liabilities attributable to the specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Because of differences between the classes of shares in distribution/service fees, the net asset value per share of the classes differs at times.

-------------------------------------------------------------------------------
OFFERING PRICE

   Shares may be purchased from Alex. Brown, Participating Dealers or Shareholder Servicing Agents at the Offering Price which for Class A Shares includes a sales charge which is calculated as a percentage of the Offering Price and for Class B Shares is net asset value.

-------------------------------------------------------------------------------
CLASS A SHARES

   The sales charge on Class A Shares, which decreases as the amount of purchase increases, is shown below:

                                      SALES CHARGE
                                         AS % OF                    DEALER
                             ------------------------------        RETENTION
                                OFFERING       NET AMOUNT           AS % OF
     AMOUNT OF PURCHASE          PRICE          INVESTED        OFFERING PRICE
 --------------------------   ------------   --------------    ----------------
Less than  $ 50,000  ......       4.50%           4.71%              4.00%
$50,000  - $ 99,999  ......       3.50%           3.63%              3.00%
$100,000 - $249,999  ......       2.50%           2.56%              2.00%
$250,000 - $499,999  ......       2.00%           2.04%              1.50%
$500,000 - $999,999  ......       1.50%           1.52%              1.25%
$1,000,000 and over  ......       None*           None*              None*
-------------------------------------------------------------------------------

* Purchases of $1 million or more may be subject to a contingent deferred sales charge. (See below.) The distributor may make payments to dealers in the amount of .50% of the Offering Price.

   A shareholder who purchases additional Class A Shares may obtain reduced sales charges, as set forth in the table above, through a right of accumulation. In addition, an investor may obtain reduced sales charges as set forth above through a right of accumulation of purchases of Class A Shares and purchases of shares of other Flag Investors funds with the same sales charge and purchases of Class A shares of Flag Investors Intermediate-Term Income Fund, Inc. and Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. (the "Intermediate Funds"). The applicable sales charge will be determined based on the total of (a) the shareholder's current purchase plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of all Class A Shares and of all Flag Investors shares described above and any Flag Investors Class D shares held by the shareholder. To obtain the reduced sales charge through a right of accumulation, the shareholder must provide Alex. Brown, either directly or through a Participating Dealer or Shareholder Servicing Agent, as applicable, with sufficient information to verify that the shareholder has such a right. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

   The term "purchase" refers to an individual purchase by a single purchaser, or to concurrent purchases, which will be aggregated, by a purchaser, the purchaser's spouse and their children under the age of 21 years purchasing Class A Shares for their own account.

   An investor may also obtain the reduced sales charges shown above by executing a written Letter of Intent which states the investor's intention to invest at least $50,000 within a 13-month period in Class A Shares. Each purchase of Class A Shares under a Letter of Intent will be made at the Offering Price applicable at the time of such purchase to the full amount indicated on the Letter of Intent. A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of the full amount. Shares purchased with the first 5% of the full amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not invested. Such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrowed shares will be released. An investor who wishes to enter into a Letter of Intent in conjunction with an investment in Class A Shares may do so by completing the appropriate section of the Application Form attached to this Prospectus.

   No sales charge will be payable at the time of purchase on investments of $1 million or more of Class A Shares. However, a contingent deferred sales charge may be imposed on such investments in the event of a redemption within 24 months following the purchase, at the rate of .50% on the lesser of the value of the Class A Shares redeemed or the total cost of such shares. No contingent deferred sales charge will be imposed on purchases of

$3 million or more of Class A Shares redeemed within 24 months of purchase if the Participating Dealer and Alex. Brown have entered into an agreement under which the Participating Dealer agrees to return any payments received on the sale of such shares. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed followed by other Class A Shares held for the longest period of time.

   The Fund may sell Class A Shares at net asset value (without sales charge) to the following: (i) banks, bank trust departments, registered investment advisory companies, financial planners and broker-dealers purchasing shares on behalf of their fiduciary and advisory clients, provided such clients have paid an account management fee for these services (investors may be charged a fee if they effect transactions in Fund shares through a broker or agent);
(ii) qualified retirement plans; (iii) participants in a Flag Investors fund payroll savings plan program; (iv) investors who have redeemed Class A Shares, or shares of any other mutual fund in the Flag Investors family of funds with the same sales charges, or who have redeemed Class A shares of the Intermediate Funds which they had held for at least 24 months prior to redemption, in an amount that is not more than the total redemption proceeds, provided that the purchase is within 90 days after the redemption; and (v) current or retired Directors of the Fund and directors and employees (and their immediate families) of Alex. Brown, Participating Dealers and their respective affiliates.

   Class A Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact Alex. Brown or a Participating Dealer or Shareholder Servicing Agent.

-------------------------------------------------------------------------------
CLASS B SHARES

   No sales charge will be payable at the time of purchase of Class B Shares. However, a contingent deferred sales charge will be imposed on certain Class B Shares redeemed within six years of purchase. The charge is assessed on an amount equal to the lesser of the then-current market value of the Class B Shares redeemed or the total cost of such shares. Accordingly, the contingent deferred sales charge will not be applied to dollar amounts representing an increase in the net asset values above the initial purchase price of the shares being redeemed. In addition, no charge is assessed on redemptions of Class B Shares derived from reinvestment of dividends or capital gains distributions.

   In determining whether the contingent deferred sales charge is applicable to a redemption, the calculation is made in the manner that results in the lowest possible rate. Therefore, it is assumed that the redemption is first of any Class B Shares in the shareholder's account that represent reinvested dividends and distributions and second of Class B Shares held the longest during the six year period. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the redemption of such shares (the "holding period"). For purposes of determining this holding period, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the contingent deferred sales charge.


                               CONTINGENT DEFERRED SALES CHARGE
YEAR SINCE PURCHASE         (AS A PERCENTAGE OF THE DOLLAR AMOUNT
PAYMENT WAS MADE                      SUBJECT TO CHARGE)
 -----------------------   ----------------------------------------
First  .................                        4.0%
Second  ................                        4.0%
Third  .................                        3.0%
Fourth  ................                        3.0%
Fifth  .................                        2.0%
Sixth  .................                        1.0%
Thereafter  ............                       None*


* As described more fully below, Class B Shares automatically convert to Class A Shares six years after the beginning of the calendar month in which the purchase order was accepted.


   Waiver of Contingent Deferred Sales Charge. The contingent deferred sales charge will be waived on the redemption of Class B Shares (i) following the death or initial determination of disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder; or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. The waiver with respect to (i) above is only applicable in cases where the shareholder account is registered (a) in the name of an individual person, (b) as a joint tenancy with rights of survivorship, (c) as community property or (d) in the name of a minor child under the Uniform Gifts or Uniform Transfers to Minors Act. A shareholder, or his or her representative, must notify the Fund's transfer agent (the "Transfer Agent") prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver. For information on the imposition and waiver of the contingent deferred sales charge, contact the Transfer Agent at (800) 553-8080.

   Automatic Conversion to Class A Shares. Six years after the beginning of the calendar month in which the purchase order for Class B Shares is accepted, such Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees.

Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The conversion is not a taxable event to the shareholder.


   For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in the shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.


   Class B Shares may also be purchased through a Systematic Purchase Plan. An investor who wishes to take advantage of such a plan should contact Alex. Brown or a Participating Dealer or Shareholder Servicing Agent.

-------------------------------------------------------------------------------
PURCHASES BY EXCHANGE


   As permitted pursuant to any rule, regulation or order promulgated by the SEC, shareholders of other Flag Investors funds may exchange their shares of those funds for an equal dollar amount of Fund shares of the same class with the same sales load structure. Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge. In addition, shareholders of Class A shares of the Intermediate Funds may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, except that the exchange will be made at net asset value if the shares of such funds have been held for more than 24 months. Shareholders of Flag Investors Cash Reserve Prime Class A Shares may exchange into Class A Shares upon payment of the difference in sales charges, as applicable, or into Class B Shares at net asset value, subject thereafter to any applicable contingent deferred sales charge.

   When a shareholder acquires Fund shares through an exchange from another fund in the Flag Investors family of funds, the Fund will combine the period for which the original shares were held prior to the exchange with the holding period of the shares acquired in the exchange for purposes of determining what, if any, contingent deferred sales charge is applicable upon a redemption of any such shares.

   The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern
Time) or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   Shareholders of any mutual fund not affiliated with the Fund, who have paid a sales charge, may exchange shares of such fund for an equal dollar amount of Class A Shares by submitting to Alex. Brown or a Participating Dealer the proceeds of the redemption of such shares, together with evidence of the payment of a sales charge and the source of such proceeds. Class A Shares issued pursuant to this offer will not be subject to the sales charges described above or any other charge.


   The exchange privilege with respect to other Flag Investors funds may also be exercised by telephone. (See "Telephone Transactions" below.) The exchange privilege may be exercised only in those states where the class of shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time upon 60 days' prior written notice to shareholders.

-------------------------------------------------------------------------------
PURCHASES THROUGH AUTOMATIC INVESTING PLAN

   Shareholders may purchase either Class A Shares or Class B Shares regularly by means of an Automatic Investing Plan with a pre-authorized check drawn on their checking accounts. Under this plan, the shareholder may elect to have a specified amount invested monthly or quarterly in either Class A Shares or Class B Shares. The amount specified by the shareholder will be withdrawn from the shareholder's checking account using the pre-authorized check. This amount will be invested in the class of shares selected by the shareholder at the applicable Offering Price determined on the date the amount is available for investment. Participation in the Automatic Investing Plan may be discontinued either by the Fund or the shareholder upon 30 days' prior written notice to the other party. A shareholder who wishes to enroll in the Automatic Investing Plan or who wishes to obtain additional purchase information may do so by completing the appropriate section of the Application Form attached to this Prospectus.

-------------------------------------------------------------------------------
PURCHASES THROUGH DIVIDEND REINVESTMENT

   Shareholders may elect to have their distributions (capital gains and/or dividend income) paid by check or reinvested in additional Fund shares of the same class. Unless the shareholder elects otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value, without a sales charge. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent and Accounting

Services"), either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

   Alternately, shareholders may have their distributions invested in shares of other funds in the Flag Investors family of funds. Shareholders who are interested in this option should call (800) 553-8080 for additional information.

===============================================================================
6.  HOW TO REDEEM SHARES


   Shareholders may redeem all or part of their investments on any Business Day by transmitting a redemption order through Alex. Brown, a Participating Dealer, a Shareholder Servicing Agent or by regular or express mail to the Transfer Agent. Shareholders may also redeem shares of either class by telephone (in any amount up to $50,000). (See "Telephone Transactions" below.) A redemption order is effected at the net asset value per share (reduced by any applicable contingent deferred sales charge) next determined after receipt of the order (or, if stock certificates have been issued for the shares to be redeemed, after the tender of the stock certificates for redemption). Redemption orders received after 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed shares will be made by check and will be mailed within seven days after receipt of a duly authorized telephone redemption request or of a redemption order fully completed and, as applicable, accompanied by the documents described below:


1) A letter of instructions, specifying the shareholder's account number with a Participating Dealer, if applicable, and the number of shares or dollar amount to be redeemed, signed by all owners of the shares in the exact names in which their account is maintained;

2) For redemptions in excess of $50,000, a guarantee of the signature of each registered owner by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association;

3) If shares are held in certificate form, stock certificates either properly endorsed or accompanied by a duly executed stock power for shares to be redeemed; and

4) Any additional documents required for redemption by corporations, partnerships, trusts or fiduciaries.

   Dividends payable up to the date of redemption of shares will be paid on the next dividend payable date. If all of the shares in a shareholder's account have been redeemed on a dividend payable date, the dividend will be remitted by check to the shareholder.

   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.

-------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN


   Shareholders who hold Class A Shares or Class B Shares having a value of $10,000 or more may arrange to have a portion of their shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Such payments are drawn from income dividends, and to the extent necessary, from share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). If redemptions continue, a shareholder's account may eventually be exhausted. Because Class A Share purchases include a sales charge that will not be recovered at the time of redemption, a shareholder should not have a withdrawal plan in effect at the same time he is making recurring purchases of Class A Shares. In addition, Class B Shares may be subject to a contingent deferred sales charge upon redemption. (See "How to Invest in the Fund -- Class B Shares.") A shareholder who wishes to enroll in the Fund's Systematic Withdrawal Plan may do so by completing the appropriate section of the Application Form attached to this Prospectus.

===============================================================================
7. TELEPHONE TRANSACTIONS


   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem shares of either class in amounts up to $50,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent and Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.


   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value (less any applicable contingent deferred sales charge on redemptions) as next determined on the following Business Day.


   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by regular or express mail. Shares held in certificate form may not be exchanged or redeemed by telephone. (See "How to Invest in the Fund -- Purchases by Exchange" and "How to Redeem Shares.")

===============================================================================
8. DIVIDENDS AND TAXES
-------------------------------------------------------------------------------


DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of semi-annual dividends. The Fund may distribute to shareholders any taxable net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.


   Unless the shareholder elects otherwise, all income and capital gains distributions will be reinvested in additional Fund shares of the same class at net asset value. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent and Accounting Services"), either directly or through their Participating Dealer or Shareholder Servicing Agent, at least five days before the next date on which dividends or distributions will be paid.

-------------------------------------------------------------------------------
TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS


   The following is only a general summary of certain federal income tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.


   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. Shareholders, unless otherwise exempt, generally will be subject to income tax on the amounts so distributed regardless of whether such distributions are paid in cash or reinvested in additional shares.


   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxed to shareholders as long-term capital gains regardless of the length of time the shareholder has held the shares. All other income distributions will be taxed to shareholders as ordinary income. Corporate shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. Shareholders will be advised annually as to the tax status of all distributions.


   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.


   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

   A sale, exchange, or redemption of shares is a taxable event for the shareholder.

   Shareholders are encouraged to consult with their tax advisors concerning the application of the rules described above to their particular circumstances and the application of state and local taxes to an investment in the Fund.

===============================================================================
9. MANAGEMENT OF THE FUND


   The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Fund's investment advisor, ICC, to its sub-advisor, ABIM, and to the Fund's distributor, Alex. Brown. Three Directors and all of the officers of the Fund are officers or employees of ICC, ABIM or Alex. Brown. The other Directors of the Fund have no affiliation with ICC, ABIM or Alex. Brown.


   The Fund's Directors and officers are as follows:


*Truman T. Semans        Chairman        Lee S. Owen               President
*Richard T. Hale         Director        J. Dorsey Brown, III      Executive Vice President
*Charles W. Cole, Jr.    Director        Hobart C. Buppert, II     Vice President
 James J. Cunnane        Director        Bruce E. Behrens          Vice President
 John F. Kroeger         Director        Edward J. Veilleux        Vice President
 Louis E. Levy           Director        Gary V. Fearnow           Vice President
 Eugene J. McDonald      Director        Scott J. Liotta           Vice President
 Rebecca W. Rimel        Director        Joseph A. Finelli         Treasurer
 Carl W. Vogt            Director        Edward J. Stoken          Secretary
 Harry Woolf             Director        Laurie D. DePrine         Assistant Secretary

-------
* Messrs. Semans, Hale and Cole are Directors who are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act.

===============================================================================
10. INVESTMENT ADVISOR AND SUB-ADVISOR


   ICC is the Fund's investment advisor and ABIM is the Fund's sub-advisor. ICC is also the investment advisor to, and Alex. Brown acts as distributor for, other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $5.0 billion of net assets as of August 31, 1996. ABIM is a registered investment advisor with approximately $4.9 billion under management as of August 31, 1996.


   Pursuant to the terms of the Investment Advisory Agreement, ICC supervises and manages all of the Fund's operations. Under the Investment

Advisory and Sub-Advisory Agreements, ICC delegates to ABIM certain of its duties, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. The Board has established procedures under which ABIM may allocate transactions to Alex. Brown, provided that compensation to Alex. Brown on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


   As compensation for its services for the fiscal year ended May 31, 1996, ICC received from the Fund a fee (net of fee waivers) equal to .57% of the Fund's average daily net assets. From such amounts and from its own resources, ICC paid ABIM a fee (net of fee waivers) equal to .65% of the Fund's average daily net assets. ICC has voluntarily agreed to waive a portion of the fee to which it is contractually entitled so that the total operating expenses of the Fund do not exceed 1.35% of the Class A Shares' average daily net assets and 2.10% of the Class B Shares' average daily net assets. If ICC received the entire fee to which it is contractually entitled, its fee would be higher than that paid by most mutual funds. (See "Fee Table.") ABIM has also agreed to waive, on a voluntary basis, that portion of its fee payable from ICC in excess of the amount equal to .65% of the Fund's average daily net assets.

   ICC is an indirect subsidiary of Alex. Brown Incorporated (described below). ABIM is a limited partnership affiliated with Alex. Brown. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Alex. Brown owns a 1% general partnership interest in ABIM and Alex. Brown Incorporated owns the remaining 49% limited partnership interest. The address of both ICC and ABIM is 135 East Baltimore Street, Baltimore, Maryland 21202.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

------------------------------------------------------------------------------
PORTFOLIO MANAGER



   Lee S. Owen -- 24 Years Investment Experience

   Lee S. Owen, the Fund's President, has been responsible for managing the Fund's assets since inception. Mr. Owen joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

                           PAST PERFORMANCE OF ABIM
                          ANNUALIZED RATES OF RETURN
                              OF EQUITY ACCOUNTS
                         FOR PERIODS ENDED JUNE 30, 1996

                                    ABIM
                              EQUITY ACCOUNTS**                  S&P 500***
                            ---------------------               --------------
            3 Years*               17.2%                           17.2%
            5 Years*               19.3%                           15.7%
           10 Years*               16.1%                           13.8%

------
  * Annualized.

 ** The ABIM performance results described above are based on a composite of all institutional accounts not subject to tax that have investment objectives and policies similar to those of the Fund and that were advised by ABIM during the periods shown. As of June 30, 1996, such accounts totalled $1.848 billion. Performance results for taxable accounts are not included because the objectives and policies of such accounts differ from those of the Fund. Data from all accounts have been continuous from their inception to the present or to the cessation of the client relationship with ABIM. Effective January 1, 1993, composites have been calculated in accordance with standards of the Association for Investment Management and Research ("AIMR") and have been weighted for the size of each account. Prior to January 1, 1993, accounts were equal weighted, that is, every account was given equal weight with every other account, regardless of size. Therefore, the performance of small accounts will have a larger impact on the results than would be the case if the results were dollar weighted. In the period prior to January 1, 1993, there were from 17 to 33 accounts, ranging in size from $1 million to $104.6 million. The results for each period reflect the reduction of the highest management fees (.75%) charged to the composite accounts and assume the reinvestment of dividends. The composite accounts are not subject to the restrictions of the Investment Company Act or the Code which, if applicable, might have adversely affected the performance of such accounts.

*** Source: SEI Corporation.

                         THESE RESULTS ARE UNAUDITED.
                PAST PERFORMANCE SHOULD NOT BE INTERPRETED AS
                      INDICATIVE OF FUTURE PERFORMANCE.

===============================================================================
11. DISTRIBUTOR


   Alex. Brown acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan.

   The Fund has adopted two separate Distribution Agreements and related Plans of Distribution, one with respect to the Class A Shares and one with respect to the Class B Shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act. In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may impose separate fees in connection with these services and investors should review this Prospectus in conjunction with any such institution's fee schedule. In addition, financial institutions may be required to register as dealers pursuant to state securities laws. Amounts allocated to any Participating Dealer or Shareholder Servicing Agent may not exceed amounts payable to Alex. Brown under the Plans with respect to shares held by or on behalf of customers of such entities.

   As compensation for providing distribution services for the Class A Shares for the fiscal year ended May 31, 1996, Alex. Brown received a fee equal to
 .25% of the average daily net assets of the Class A Shares.

   As compensation for providing distribution and shareholder service for the Class B Shares for the fiscal year ended May 31, 1996, Alex. Brown received a distribution fee equal to .75% of the Class B Shares' average daily net assets and a shareholder servicing fee equal to .25% of the Class B Shares' average daily net assets. The distribution fee is used to compensate Alex. Brown for its services and expenses in distributing the Class B Shares. The shareholder servicing fee is used to compensate Alex. Brown, Participating Dealers and Shareholder Servicing Agents for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

   Payments under the Plans are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares is less than .25% of the Class A Shares' average daily net assets for any period or in connection with the sale of the Class B Shares is less than .75% of the Class B Shares' average daily net assets for any period, the unexpended portion of the distribution fees may be retained as profit by Alex. Brown. Alex. Brown will from time to time and from its own resources pay or allow additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel) to Participating Dealers.

   The address of Alex. Brown is 135 East Baltimore Street, Baltimore, Maryland 21202.

===============================================================================
12. CUSTODIAN, TRANSFER AGENT AND
    ACCOUNTING SERVICES


   PNC Bank, National Association ("PNC Bank"), a national banking association with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended May 31, 1996, ICC received a fee equal to .09% of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's investment advisor.

===============================================================================
13. PERFORMANCE INFORMATION


   From time to time, the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge imposed on Class A Shares or including the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure, over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.


   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar Inc. and SEI Corporation, independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Consumer Price Index, the Standard & Poor's 500 Stock Index and other market indices such as NASDAQ and the Wilshire 500. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.



   Performance will fluctuate, and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which shares may be purchased, although not included in calculations of performance, will reduce performance results.

===============================================================================
14. GENERAL INFORMATION
-------------------------------------------------------------------------------


CAPITAL SHARES


   The Fund is an open-end management investment company organized under the laws of the State of Maryland on November 29, 1994 and is authorized to issue thirty-five million shares of capital stock, with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid.

   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The Shares offered by this Prospectus have been designated "Flag Investors Equity Partners Fund Class A Shares" and "Flag Investors Equity Partners Fund Class B Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have another class of shares in addition to the shares offered hereby, "Flag Investors Equity Partners Fund Institutional Shares." Additional information concerning the Fund's Institutional Shares may be obtained by calling Alex. Brown at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Class A or Class B Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution/service fees or sales load structures and, accordingly, the net asset value per share of classes may differ at times.

-------------------------------------------------------------------------------
ANNUAL MEETINGS


   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

-------------------------------------------------------------------------------
REPORTS

   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.

-------------------------------------------------------------------------------
FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

-------------------------------------------------------------------------------
SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their shares should contact Alex. Brown at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or a Participating Dealer or Shareholder Servicing Agent, as appropriate.

                  FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                           NEW ACCOUNT APPLICATION
-----------------------------------------------------------------------------
Make check payable to "Flag Investors Equity Partners
Fund, Inc." and mail with this application to:

Alex. Brown & Sons Incorporated/Flag Investors Funds
P.O. Box 419663
Kansas City, MO 64141-6663
Attn: Flag Investors Equity Partners Fund, Inc.

FOR ASSISTANCE IN COMPLETING THIS APPLICATION PLEASE CALL: 1-800-553-8080, MONDAY THROUGH FRIDAY, 8:30 A.M. TO 5:30 P.M. (EASTERN TIME).


TO OPEN AN IRA ACCOUNT, PLEASE CALL 1-800-767-3524 FOR AN IRA INFORMATION KIT.

I wish to purchase the following class of shares of the Fund, in the amount indicated below. (Please check the applicable box and indicate the amount of purchase.)


[ ] CLASS A SHARES (4.5% maximum initial sales charge) in the amount of $______
[ ] CLASS B SHARES (4.0% maximum contingent deferred sales charge) in the amount of $______

THE MINIMUM INITIAL PURCHASE FOR EACH CLASS OF SHARES IS $2,000, EXCEPT THAT THE MINIMUM INITIAL PURCHASE FOR SHAREHOLDERS OF ANY OTHER FLAG INVESTORS FUND OR CLASS IS $500 AND THE MINIMUM INITIAL PURCHASE FOR PARTICIPANTS IN THE FUND'S AUTOMATIC INVESTING PLAN IS $250. EACH SUBSEQUENT PURCHASE REQUIRES A $100 MINIMUM PER CLASS, EXCEPT THAT THE MINIMUM SUBSEQUENT PURCHASE UNDER THE FUND'S AUTOMATIC INVESTING PLAN IS $250 FOR QUARTERLY PURCHASES AND $100 FOR MONTHLY PURCHASES. THE MAXIMUM INVESTMENT IN CLASS B SHARES IS $100,000 PER ACCOUNT. The Fund reserves the right not to accept checks for more than $50,000 that are not certified or bank checks.


-----------------------------------------------------------------------------
                      YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

Existing Account No., if any:________


INDIVIDUAL OR JOINT TENANT                                                  GIFTS TO MINORS

-----------------------------------------------------------------------     --------------------------------------------------------
First Name                Initial                    Last Name              Custodian's Name (only one allowed by law)

-----------------------------------------------------------------------     --------------------------------------------------------
Social Security Number                                                      Minor's Name (only one)

-----------------------------------------------------------------------     --------------------------------------------------------
Joint Tenant              Initial                    Last Name              Social Security Number of Minor

                                                                            under the __________________ Uniform Gifts to Minors Act
                                                                                      State of Residence


CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.                                    MAILING ADDRESS

-----------------------------------------------------------------------     --------------------------------------------------------
Name of Corporation, Trust or Partnership                                   Street

------------------------------   --------------------------------------     --------------------------------------------------------
Tax ID Number                    Date of Trust                              City                          State             Zip
                                                                            (  )
-----------------------------------------------------------------------     --------------------------------------------------------
Name of Trustees (if to be included in the Registration)                    Daytime Phone

-----------------------------------------------------------------------
For the Benefit of

-----------------------------------------------------------------------------

                 LETTER OF INTENT -- CLASS A SHARES ONLY (OPTIONAL)


[ ] I agree to the Letter of Intent and Escrow Agreement set forth in the accompanying prospectus. Although I am not obligated to do so, I intend to invest over a 13-month period in Class A Shares of Flag Investors Equity Partners Fund, Inc., in an aggregate amount at least equal to:

 [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1,000,000

-----------------------------------------------------------------------------
                          RIGHT OF ACCUMULATION (OPTIONAL)

[ ] I already own shares of the Flag Investors Fund(s) (except Class B shares) set forth below to be applied for a reduced sales charge. List the Account numbers of other Flag Investors Funds that you or your immediate family (spouse and children under 21) already own that qualify for reduced sales charges.

    Fund Name         Account No.         Owner's Name         Relationship
    ---------         -----------         ------------         ------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                DISTRIBUTION OPTIONS

Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional shares of the same class of the Fund at no sales charge.
    INCOME DIVIDENDS                         CAPITAL GAINS

    [ ] Reinvested in additional shares      [ ] Reinvested in additional shares
    [ ] Paid in Cash                         [ ] Paid in Cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.
-----------------------------------------------------------------------------


                         AUTOMATIC INVESTING PLAN (OPTIONAL)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______ in Class A Shares or $_______ in Class B Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

MINIMUM INITIAL INVESTMENT: $250 PER CLASS
SUBSEQUENT INVESTMENTS (CHECK ONE):

[ ] Monthly ($100 MINIMUM PER CLASS)         PLEASE ATTACH A VOIDED CHECK.
[ ] Quarterly ($250 MINIMUM PER CLASS)

--------------------------------------------------------------------------------
Bank Name

--------------------------------------------------------------------------------
Existing Flag Investors Fund Account No., if any               Date


--------------------------------------------------------------------------------
Depositor's Signature

--------------------------------------------------------------------------------
Depositor's Signature                                          Date
(if joint acct., both must sign)

                        SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)

[ ] Beginning the month of ______ , 19______ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $______ from Class A Shares and/or $ ______ from Class B Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

                           FREQUENCY (CHECK ONE):
                             [ ] Monthly
                             [ ] Quarterly (January, April, July and October)

--------------------------------------------------------------------------------

                             TELEPHONE TRANSACTIONS

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:
                     No, I/We do not want:
                       [ ] Telephone redemption privileges
                       [ ] Telephone exchange privileges
Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

   Bank:                             Bank Account No.:
        --------------------------                    -------------------------

Address:                            Bank Account Name:
        --------------------------                    -------------------------

        --------------------------

                        SIGNATURE AND TAXPAYER CERTIFICATION


I have received a copy of the Fund's prospectus dated October 1, 1996. Unless the box below is checked, I certify under penalties of perjury, (1) that the number shown on this form is my correct taxpayer identification number and
(2) that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. [ ] Check here if you are subject to backup withholding.
If a non-resident alien, please indicate country of residence: _______



I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

------------------------------  -----------------------------------------------
Signature            Date       Signature (if joint acct., both must sign) Date

--------------------------------------------------------------------------------

       FOR DEALER USE ONLY

Dealer's Name:                                    Dealer Code:
                   -----------------------------               -------------
Dealer's Address:                                 Branch Code:
                   -----------------------------               -------------

                   -----------------------------               -------------
Representative:                                   Rep. No.:
                   -----------------------------               -------------

                                     LOGO

                                FLAG INVESTORS
                          EQUITY PARTNERS FUND, INC.

                            (INSTITUTIONAL SHARES)

   This mutual fund (the "Fund") is designed to seek long-term growth of capital and, secondarily, current income. The Fund seeks to achieve this objective primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities.

   Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through Alex. Brown & Sons Incorporated ("Alex. Brown") or Participating Dealers and may be purchased only by eligible institutions or by clients of investment advisory affiliates of Alex. Brown. (See "How to Invest in Institutional Shares.")


   This Prospectus sets forth basic information that investors should know about the Fund prior to investing and should be retained for future reference. A Statement of Additional Information dated October 1, 1996, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.

--------------------------------------------------------------------------------
THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is October 1, 1996


                                                                      PROSPECTUS

FLAG INVESTORS
                           EQUITY PARTNERS FUND, INC.
                             (INSTITUTIONAL SHARES)

                            135 East Baltimore Street
                            Baltimore, Maryland 21202

                                TABLE OF CONTENTS
                                -----------------


                                                                        Page
 1. Fee Table  ..........................................                2
 2. Financial Highlights  ...............................                3
 3. Investment Program  .................................                5
    Investment Objective, Policies
     and Risk Considerations ............................                5
 4. Investment Restrictions  ............................                8
 5. How to Invest in Institutional Shares  ..............                8
 6. How to Redeem Institutional Shares  .................               10
 7. Telephone Transactions  .............................               11
 8. Dividends and Taxes  ................................               12
 9. Management of the Fund  .............................               13
10. Investment Advisor and Sub-Advisor  .................               14
11. Distributor  ........................................               16
12. Custodian, Transfer Agent and Accounting Services  ..               17
13. Performance Information  ............................               17
14. General Information  ................................               18

--------------------------------------------------------------------------------
 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE
 REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH ANY OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION
 MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND
 OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. INSTITUTIONAL SHARES MAY BE OFFERED ONLY TO RESIDENTS OF THOSE STATES IN WHICH SUCH SHARES ARE ELIGIBLE FOR PURCHASE.
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

================================================================================
1. FEE TABLE
 ...............................................................................
SHAREHOLDER TRANSACTION EXPENSES:

 (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases  ..............                 None
Maximum Sales Charge Imposed on Reinvested Dividends  ...                 None
Maximum Deferred Sales Charge  ..........................                 None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (NET OF FEE WAIVERS):
 (as a percentage of average daily net assets)
--------------------------------------------------------------------------------
Management Fees (net of fee waivers)  .................               .75%
12b-1 Fees  ...........................................               None
Other Expenses  .......................................                .35%
                                                                      ----
Total Fund Operating Expenses (net of fee waivers)  ...               1.10%*
                                                                      ====
--------------------------------------------------------------------------------

* The Fund's investment advisor intends, but is not obligated, to waive its fee to the extent required so that Total Fund Operating Expenses do not exceed 1.10% of the Institutional Shares' average daily net assets. Absent fee waivers, Management Fees would be .95% of the Fund's average daily net assets and Total Fund Operating Expenses would be 1.30% of the Institutional Shares' average daily net assets.

 EXAMPLE:
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2)
redemption at the end of each time period:*               1 YEAR      3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------------------------
                                                            $11         $35           $61           $134
-------------------------------------------------------------------------------------------------------------

* The Example is based on Total Fund Operating Expenses, net of fee waivers. Absent fee waivers, expenses would be higher.

   THE EXPENSES AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of the foregoing table is to describe the various costs and expenses that an investor in the Fund will bear directly and indirectly. A person who purchases Institutional Shares through a financial institution may be charged separate fees by the financial institution. (For more complete descriptions of the various costs and expenses, see "How to Invest in Institutional Shares," "Investment Advisor and Sub-Advisor" and "Distributor.") The Expenses appearing in the table above have been restated to reflect current fees.

================================================================================
2. FINANCIAL HIGHLIGHTS


   The Fund has offered the Institutional Shares since February 12, 1996. However, the Fund has offered another class of shares since February 13, 1995. Historical financial information is not fully applicable to the Institutional Shares because the expenses paid by the Fund in the past differ from those the Institutional Shares will incur. (See "Fee Table.") Nevertheless, historical information about the Fund may be useful to investors if they take into account the differences in expenses. Accordingly, the financial highlights included in this table are a part of the Fund's financial statements for the periods indicated and have been audited by Coopers & Lybrand L.L.P., independent accountants. The financial statements and financial highlights for the fiscal year ended May 31, 1996 and the report thereon of Coopers & Lybrand L.L.P. are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended May 31, 1996 which can be obtained at no charge by calling the Fund at (800) 767-FLAG.

================================================================================
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                           INSTITUTIONAL
                                               SHARES             CLASS A SHARES
                                          --------------   ---------------------------
                                              FOR THE        FOR THE        FOR THE
                                               PERIOD         YEAR          PERIOD
                                           FEB. 12, 1996*     ENDED     FEB. 13, 1995*
                                              THROUGH        MAY 31,        THROUGH
                                            MAY 31, 1996      1996       MAY 31, 1995
 --------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
 Net asset value at beginning of period .      $12.72        $ 10.77        $ 10.00
                                              --------      ---------    --------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income  ................         0.04           0.17           0.12
 Net realized and unrealized gain on
  investments ..........................         0.34           2.29           0.65
                                              --------      ---------    --------------
 Total from Investment Operations  .....         0.38           2.46           0.77
LESS DISTRIBUTIONS:
 Dividends from net investment income  .           --          (0.14)            --
                                              --------      ---------    --------------
 Total distributions  ..................           --          (0.14)            --
                                              --------      ---------    --------------
 Net asset value at end of period  .....       $13.10        $ 13.09        $ 10.77
                                              ========      =========    ==============
TOTAL RETURN**  ........................         3.23%         23.05%          7.70%
RATIOS TO AVERAGE DAILY NET ASSETS:
 Expenses  .............................         1.10%(1)(2)    1.35%(4)       1.35%(1)(4)
 Net investment income  ................         1.20%(3)       1.52%(5)       3.74%(5)
SUPPLEMENTAL DATA:
 Net assets at end of period (000)  ....       $4,235        $64,230        $38,612
 Portfolio turnover rate  ..............         0.73%          0.73%            --
 --------------------------------------------------------------------------------------

*Commencement of operations.
**Total return excludes the effect of sales charge.
(1) Annualized.
(2) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.55% (annualized) for Institutional Shares for the period ended May 31, 1996.
(3) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.75% (annualized) for Institutional Shares for the period ended May 31, 1996.
(4) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.77% and 3.76% (annualized) for Class A Shares for the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(5) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 1.10% and 1.33% (annualized) for Class A Shares for the year ended May 31, 1996 and the period ended May 31, 1995, respectively.

================================================================================
3. INVESTMENT PROGRAM
 ...............................................................................
Investment Objective, Policies
and Risk Considerations


   The Fund's investment objective is to seek long-term growth of capital and, secondarily, high current income. The Fund seeks to achieve this objective primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance, however, that the Fund will achieve its investment objective.


   Investment Company Capital Corp. ("ICC"), the Fund's investment advisor, and Alex. Brown Investment Management ("ABIM"), the Fund's sub-advisor (collectively, the "Advisors"), are responsible for managing the Fund's investments. (See "Investment Advisor and Sub-Advisor.") The Advisors consider both the opportunity for gain and the risk of loss in making investments.

   Under normal market conditions, the Fund will invest as fully as feasible in common stocks and other equity investments (including preferred stocks, convertible debt, warrants and other securities convertible into or exchangeable for common stocks). At least 65% of the Fund's total assets will be so invested. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. In selecting securities for the Fund's portfolio, the Advisors expect to apply a "flexible value" approach to the selection of equity investments. Under this approach, the Advisors will attempt to identify securities that are undervalued in the marketplace but will also consider such factors as current and expected earnings, dividends, cash flows and asset values in their evaluation of a security's investment potential.

   The Fund may invest up to 10% of its total assets in non-convertible debt securities. Up to all of any such investments may be in securities that are rated below investment grade. (See "Investments in Non-Investment Grade Securities" below.) Any remaining assets of the Fund not invested as described above may be invested in high quality money market instru-ments. For temporary, defensive purposes, the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the U.S. Treasury Department or by agencies of the U.S. Government. In addition, the Fund may invest up to 10% of its net assets in illiquid securities.

   The Fund may purchase Rule 144A Securities. Rule 144A Securities are restricted in that they have not been registered under the Securities Act of 1933, but they may be traded between certain qualified institutional investors, including investment companies. The presence or absence of a secondary market may affect the value of the Rule 144A Securities. The Fund's Board of Directors has established guidelines and procedures to be utilized to determine the liquidity of such securities.

 ...............................................................................
INVESTMENTS IN NON-INVESTMENT GRADE SECURITIES


   Where deemed appropriate by the Advisors, the Fund may invest up to 10% of its total assets (measured at the time of the investment ) in lower quality non-convertible debt securities (securities rated BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality). Lower rated debt securities, also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities in the lowest rating category that the Fund may purchase (securities rated C by either S&P or Moody's) may present a particular risk of default, or may be in default and in arrears in payment of principal and interest. In addition, C rated securities may be regarded as having extremely poor prospects of ever attaining investment standing. Yields and market values of these bonds will fluctuate over time, reflecting changing interest rates and the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or a substantial period of rising interest rates, may disrupt the high yield bond market, affecting both the value and liquidity of such bonds. An economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information. During the fiscal year ended May 31, 1996 the Fund held no below investment grade bonds.

 ...............................................................................
INVESTMENTS IN REPURCHASE AGREEMENTS

   The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy under guidelines approved by the Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security, and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase agreement obligation, including the interest factor. If the seller were to default on its obligation to repurchase the underlying instrument, the Fund could experience loss due to delay in liquidating the collateral and to adverse market action.

 ...............................................................................
INVESTMENTS IN SECURITIES OF FOREIGN ISSUERS

   In addition, from time to time, the Advisors may invest up to 10% of the Fund's total assets in American Depository Receipts, which are U.S. exchange listed interests in securities of foreign companies, and debt and equity securities issued by foreign corporate and government issuers when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk.

   Foreign investments involve different risks from investments in the United States. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement period for foreign securities, which is often longer than that for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary U.S. business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Fund shares may be significantly affected on days when shareholders do not have access to the Fund.

   The Advisors intend to invest in securities of companies in, and governments of, developed, politically stable nations, but there exists the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation which could adversely affect the investments of the Fund in such foreign country. When considering whether to invest in foreign equity or debt securities, the Advisors will consider the risk of investment described above in addition to the criteria they apply to all investments in equity or debt securities.


================================================================================
4. INVESTMENT RESTRICTIONS

   The Fund's investment program is subject to a number of restrictions which reflect both self-imposed standards and federal and state regulatory limitations. The investment restrictions recited below are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The vote of a majority of the outstanding shares of the Fund means the lesser of: (i) 67% or more of the shares present at a shareholder meeting at which the holders of more than 50% of the shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

2) With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. Government, its agencies and instrumentalities; or

3) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equalling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities.

   The Fund is subject to further investment restrictions that are set forth in the Statement of Additional Information.

================================================================================
5.  HOW TO INVEST IN INSTITUTIONAL SHARES


   Institutions (e.g., banks and trust companies, savings institutions, corporations, insurance companies, investment counsellors, pension funds employee benefit plans, trusts, estates and educational, religious and charitable institutions) and clients of investment advisory affiliates of Alex. Brown may purchase Institutional Shares through Alex. Brown, 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), through any securities dealer which has entered into a dealer agreement with Alex. Brown ("Participating Dealers"), or by completing the Application Form attached to this Prospectus and returning it, together with payment of the purchase price, as instructed in the Application.


   The minimum initial investment in Institutional Shares is $500,000, except that the minimum initial investment is $1,000,000 for qualified retirement plans. There is no minimum for clients of investment advisory affiliates of Alex. Brown or for subsequent investments. The Fund reserves the right to suspend the sale of Institutional Shares at any time at the discretion of Alex. Brown and the Advisors.

   Orders for purchases of Institutional Shares are accepted on any day on which the New York Stock Exchange is open for business (a "Business Day"). Purchase orders for Institutional Shares will be executed at a per share purchase price equal to the net asset value next determined after receipt of the purchase order. Purchases made through Alex. Brown or a Participating Dealer must be in accordance with such entity's payment procedures. Alex. Brown may, in its sole discretion, refuse to accept any purchase order.

   The net asset value per share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time), on each Business Day. Net asset value per share of a class is calculated by valuing its share of the Fund's assets, deducting liabilities attributable to that class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities are given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price is generally used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors.


 ...............................................................................
PURCHASES BY EXCHANGE

   Shareholders of other Flag Investors funds that offer Institutional shares may exchange their Institutional shares of those funds for an equal dollar amount of Institutional Shares. The net asset value of shares purchased and redeemed in an exchange request received on a Business Day will be determined on the same day, provided that the exchange request is received prior to 4:00 p.m. (Eastern Time), or the close of the New York Stock Exchange, whichever is earlier. Exchange requests received after 4:00 p.m. (Eastern Time) will be effected on the next Business Day.

   The exchange privilege may be exercised by notifying the Fund's transfer agent (the "Transfer Agent") by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) (see "Telephone Transactions" below) or by regular or express mail at its address listed under "Custodian, Transfer Agent and Accounting Services." The exchange privilege may be exercised only in those states where the Institutional shares of such other funds may legally be sold. Investors should receive and read the applicable prospectus prior to tendering shares for exchange. The Fund may modify or terminate this offer of exchange at any time upon 60 days' prior written notice to shareholders.

 ...............................................................................
OTHER INFORMATION

   Periodic statements of account from the Fund will reflect all dividends, purchases and redemptions of Institutional Shares.

   In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued. All purchases of Institutional Shares are confirmed and credited to the shareholder's account on the Fund's books maintained by ICC or its agents. Shareholders will have the same rights and ownership with respect to such shares as if certificates had been issued.

================================================================================
6. HOW TO REDEEM INSTITUTIONAL SHARES

   Shareholders may redeem all or part of their Institutional Shares on any Business Day by transmitting a redemption order through Alex. Brown or a Participating Dealer, or by regular or express mail to the Transfer Agent at its address listed under "Custodian, Transfer Agent and Accounting Services." Shareholders may also redeem Institutional Shares by telephone (in amounts up to $500,000). (See "Telephone Transactions" below.) A redemption request is effected at the net asset value per share next determined after receipt of the order in proper form. Redemption orders received after 4:00 p.m. (Eastern
Time) or the close of the New York Stock Exchange, whichever is earlier, will be effected at the net asset value next determined on the following Business Day. Payment for redeemed Institu-tional Shares will be made by wire transfer of funds to the shareholder's bank, or to a Participating Dealer, as appropriate, upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

   Dividends payable up to the date of redemption of Institutional Shares will be paid on the next dividend payable date. If all of the Institutional Shares in an account have been redeemed on a dividend payment date, the dividend will be remitted by wire to the shareholder's bank or to a Participating Dealer, as appropriate.


   The Fund has the power, under its Articles of Incorporation, to redeem shareholder accounts amounting to less than $500 (as a result of redemptions) upon 60 days' written notice.

================================================================================
7. TELEPHONE TRANSACTIONS


   Shareholders may exercise the exchange privilege with respect to other Flag Investors funds, or redeem Institutional Shares in amounts up to $500,000, by notifying the Transfer Agent by telephone at (800) 553-8080 on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time) or by regular or express mail at its address listed under "Custodian, Transfer Agent and Accounting Services." Telephone transaction privileges are automatic. Shareholders may specifically request that no telephone redemptions or exchanges be accepted for their accounts. This election may be made on the Application Form or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.


   A telephone exchange or redemption placed by 4:00 p.m. (Eastern Time) or the close of the New York Stock Exchange, whichever is earlier, is effective that day. Telephone orders placed after 4:00 p.m. (Eastern Time) will be effected at the net asset value as next determined on the following Business Day.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if either of them does not employ these procedures. If these procedures are employed, neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. During periods of extreme economic or market changes, shareholders may experience difficulty in effecting telephone transactions. In such event, requests should be made by express mail or facsimile. (See "How to Invest in Institutional Shares -- Purchases by Exchange" and "How to Redeem Institutional Shares.")

================================================================================
8. DIVIDENDS AND TAXES
 ...............................................................................
DIVIDENDS AND DISTRIBUTIONS

   The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of semi-annual dividends. The Fund may distribute to shareholders any taxable net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.


   Unless the shareholder elects otherwise, all income and capital gains distributions will be reinvested in additional Institutional Shares at net asset value. Shareholders may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent (see "Custodian, Transfer Agent and Accounting Services"), either directly or through Alex. Brown or a Participating Dealer, at least five days before the next date on which dividends or distributions will be paid.


 ...............................................................................
TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

   The following is only a general summary of certain federal income tax considerations affecting the Fund and the shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or the shareholders, and the discussion here is not intended as a substitute for careful tax planning.

   The following summary is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. The Statement of Additional Information sets forth further information concerning taxes.


   The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund qualifies for this tax treatment, it will be relieved of federal income tax on amounts distributed to shareholders. Shareholders, unless otherwise exempt, generally will be subject to income tax on the amounts so distributed regardless of whether such distributions are paid in cash or reinvested in additional shares.

   Distributions from the Fund out of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxed to shareholders as long-term capital gains regardless of the length of time the shareholder has held the Institutional Shares. All other income distributions will be taxed to shareholders as ordinary income. Corporate shareholders may be entitled to the dividends received deduction on a portion of dividends received from the Fund. Shareholders will be advised annually as to the tax status of all distributions.

   Ordinarily, shareholders will include all dividends declared by the Fund as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund in the year in which the dividends were declared.


   The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

   The sale, exchange, or redemption of Institutional Shares is a taxable event for the shareholder.

   Shareholders are encouraged to consult with their tax advisors concerning the application of the rules described above to their particular circumstances and the application of state and local taxes to an investment in the Fund.

================================================================================
9. MANAGEMENT OF THE FUND


   The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Fund's investment advisor, ICC, to its sub-advisor, ABIM, and to the Fund's distributor, Alex. Brown. Three Directors and all of the officers of the Fund are officers or employees of ICC, ABIM or Alex. Brown. The other Directors of the Fund have no affiliation with ICC, ABIM or Alex. Brown.

   The Fund's Directors and officers are as follows:

*Truman T. Semans        Chairman       Lee S. Owen              President
*Richard T. Hale         Director       J. Dorsey Brown, III     Executive Vice President
*Charles W. Cole, Jr.    Director       Hobart C. Buppert, II    Vice President
 James J. Cunnane        Director       Bruce E. Behrens         Vice President
 John F. Kroeger         Director       Edward J. Veilleux       Vice President
 Louis E. Levy           Director       Gary V. Fearnow          Vice President
 Eugene J. McDonald      Director       Scott J. Liotta          Vice President
 Rebecca W. Rimel        Director       Joseph A. Finelli        Treasurer
 Carl W. Vogt            Director       Edward J. Stoken         Secretary
 Harry Woolf             Director       Laurie D. DePrine        Assistant Secretary

------
* Messrs. Semans, Hale and Cole are Directors who are "interested persons" of the Fund within the meaning of Section 2(a)(19) under the Investment Company Act.

================================================================================
10. INVESTMENT ADVISOR AND SUB-ADVISOR

   ICC is the Fund's investment advisor and ABIM is the Fund's sub-advisor. ICC is also the investment advisor to, and Alex. Brown acts as distributor for, other mutual funds in the Flag Investors family of funds and Alex. Brown Cash Reserve Fund, Inc., which funds had approximately $5.0 billion of net assets as of August 31, 1996. ABIM is a registered investment advisor with approximately $4.9 billion under management as of August 31, 1996.


   Pursuant to the terms of the Investment Advisory Agreement, ICC supervises and manages all of the Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to ABIM certain of its duties, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. The Board has established procedures under which ABIM may allocate transactions to Alex. Brown, provided that compensation to Alex. Brown on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

   As compensation for its services for the fiscal year ended May 31, 1996, ICC received from the Fund a fee (net of fee waivers) equal to .57% of the Fund's average daily net assets. From such amounts and from its own resources, ICC paid ABIM a fee (net of fee waivers) equal to .65% of the Fund's average daily net assets. ICC has voluntarily agreed to waive a portion of the fee to which it is contractually entitled so that the total operating expenses of the Fund do not exceed 1.10% of the Institutional Shares' average daily net assets. If ICC received the entire fee to which it is contractually entitled, its fee would be higher than that paid by most mutual funds. (See "Fee Table.") ABIM has also agreed to waive, on a voluntary basis, that portion of its fee payable from ICC in excess of the amount equal to .65% of the Fund's average daily net assets.

   ICC is an indirect subsidiary of Alex. Brown Incorporated (described below). ABIM is a limited partnership affiliated with Alex. Brown. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Alex. Brown owns a 1% general partnership interest in ABIM and Alex. Brown Incorporated owns the remaining 49% limited partnership interest. The address of both ICC and ABIM is 135 East Baltimore Street, Baltimore, Maryland 21202.

   ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

 ...............................................................................
PORTFOLIO MANAGER

   Lee S. Owen -- 24 Years Investment Experience

   Lee S. Owen, the Fund's President, has been responsible for managing the Fund's assets since inception. Mr. Owen joined ABIM as a Vice President in 1983. From 1972 to 1983, Mr. Owen was a Vice President and Portfolio Manager for T. Rowe Price Associates. Mr. Owen is a 1970 graduate of Williams College and received his M.B.A. from the University of Virginia in 1972. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

                           PAST PERFORMANCE OF ABIM
                          ANNUALIZED RATES OF RETURN
                              OF EQUITY ACCOUNTS
                        FOR PERIODS ENDED JUNE 30, 1996

                                    ABIM
                              EQUITY ACCOUNTS**                    S&P 500***
                            ---------------------               --------------
 3 Years*                            17.2%                            17.2%
 5 Years*                            19.3%                            15.7%
10 Years*                            16.1%                            13.8%

------
  *Annualized.
 **The ABIM performance results described above are based on a composite of all institutional accounts not subject to tax that have investment objectives and policies similar to those of the Fund and that were advised by ABIM during the periods shown. As of June 30, 1996, such accounts totalled $1.848 billion. Performance results for taxable accounts are not included because the objectives and policies of such accounts differ from those of the Fund. Data from all accounts have been continuous from their inception to the present or to the cessation of the client relationship with ABIM. Effective January 1, 1993, composites have been calculated in accordance with standards of the Association for Investment Management and Research ("AIMR") and have been weighted for the size of each account. Prior to January 1, 1993, accounts were equal weighted, that is, every account was given equal weight with every other account, regardless of size. Therefore, the performance of small accounts will have a larger impact on the results than would be the case if the results were dollar weighted. In the period prior to January 1, 1993, there were from 17 to 33 accounts, ranging in size from $1 million to $104.6 million. The results for each period reflect the reduction of the highest management fees (.75%) charged to the composite accounts and assume the reinvestment of dividends. The composite accounts are not subject to the restrictions of the Investment Company Act or the Code which, if applicable, might have adversely affected the performance of such accounts.
***Source: SEI Corporation.

                         THESE RESULTS ARE UNAUDITED.
                PAST PERFORMANCE SHOULD NOT BE INTERPRETED AS
                      INDICATIVE OF FUTURE PERFORMANCE.

================================================================================
11. DISTRIBUTOR


   Alex. Brown acts as distributor of each class of the Fund's shares. Alex. Brown is an investment banking firm which offers a broad range of investment services to individual, institutional, corporate and municipal clients. It is a wholly-owned subsidiary of Alex. Brown Incorporated which has engaged directly and through subsidiaries and affiliates in the investment business since 1800. Alex. Brown is a member of the New York Stock Exchange and other leading securities exchanges. Headquartered in Baltimore, Maryland, Alex. Brown has offices throughout the United States and, through subsidiaries, maintains offices in London, England, Geneva, Switzerland and Tokyo, Japan. Alex. Brown receives no compensation for distributing the Institutional Shares.

   Alex. Brown bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to other than Fund shareholders.

   The address of Alex. Brown is 135 East Baltimore Street, Baltimore, Maryland 21202.

================================================================================
12. CUSTODIAN, TRANSFER AGENT AND
    ACCOUNTING SERVICES

   PNC Bank, National Association ("PNC Bank"), a national banking association with offices at Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, acts as custodian of the Fund's assets. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 553-8080), is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended May 31, 1996, ICC received a fee equal to .09% of the Fund's average daily net assets. (See the Statement of Additional Information.) ICC also serves as the Fund's investment advisor.

================================================================================
13. PERFORMANCE INFORMATION

   From time to time the Fund may advertise its performance including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return over one, five and ten year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation. If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.


   The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar Inc. and SEI Corporation, independent services which monitor the performance of mutual funds. The performance of the Fund may also be compared to the Consumer Price Index, the Standard & Poor's 500 Stock Index and other market indices such as NASDAQ and the Wilshire

500. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.


   Performance will fluctuate, and any statement of performance should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by banks with respect to customer accounts through which Institutional Shares may be purchased, although not included in calculations of performance, will reduce performance results.

================================================================================
14. GENERAL INFORMATION
 ...............................................................................


CAPITAL SHARES


   The Fund is an open-end management investment company organized under the laws of the State of Maryland on November 29, 1994 and is authorized to issue thirty-five million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid.

   The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated "Flag Investors Equity Partners Fund Institutional Shares." The Board has no present intention of establishing any additional series of the Fund but the Fund does have two other classes of shares in addition to the shares offered hereby: "Flag Investors Equity Partners Fund Class A Shares," and "Flag Investors Equity Partners Fund Class B Shares." Additional information concerning the Fund's Class A Shares and Class B Shares may be obtained by calling Alex. Brown at
(800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and, accordingly, the net asset value per share of the classes may differ at times.


 ...............................................................................
ANNUAL MEETINGS


   Unless required under applicable Maryland law, the Fund does not expect to hold annual meetings of shareholders. However, shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.


 ...............................................................................
REPORTS


   The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, Coopers & Lybrand L.L.P.


 ...............................................................................
FUND COUNSEL

   Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

 ...............................................................................
SHAREHOLDER INQUIRIES

   Shareholders with inquiries concerning their Institutional Shares should contact Alex. Brown at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or a Participating Dealer, as appropriate.

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                             (INSTITUTIONAL SHARES)
                             NEW ACCOUNT APPLICATION
------------------------------------------------------------------------------

SEND COMPLETED APPLICATION BY OVERNIGHT CARRIER TO:
 Alex. Brown & Sons Incorporated/Flag Investors Funds
 1004 Baltimore Avenue, 4th Floor
 Kansas City, MO 64105
 Attn: Flag Investors Equity Partners Fund, Inc.

IF YOU ARE PAYING BY CHECK, MAKE CHECK PAYABLE TO "FLAG INVESTORS EQUITY PARTNERS FUND, INC." AND MAIL WITH THIS APPLICATION. IF YOU ARE PAYING BY WIRE, SEE INSTRUCTIONS BELOW.

FOR ASSISTANCE IN COMPLETING THIS APPLICATION PLEASE CALL: 1-800-553-8080, MONDAY THROUGH FRIDAY, 8:30 A.M. TO 5:30 P.M. (EASTERN TIME).

-------------------------------------------------------------------------------
                   YOUR ACCOUNT REGISTRATION (PLEASE PRINT)

NAME ON ACCOUNT

-----------------------------------------
Name of Corporation, Trust or Partnership

-----------------
Tax ID Number

/ / Corporation / / Partnership / / Trust
/ / Non-Profit or Charitable Organization / / Other _______________ If a Trust, please provide the following:

-----------------------------------------------------------------------------
Date of Trust                     For the Benefit of

-----------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

MAILING ADDRESS

-----------------------------------------------------------------------------
Name of Individual to Receive Correspondence

-----------------------------------------------------------------------------
Street

-----------------------------------------------------------------------------
City                                         State            Zip

(  )
------------------------------------------------
Daytime Phone
-------------------------------------------------------------------------------
                               INITIAL INVESTMENT

THE MINIMUM INITIAL PURCHASE FOR THE INSTITUTIONAL SHARES OF THE FUND IS $500,000, EXCEPT THAT THE MINIMUM INITIAL PURCHASE IS $1,000,000 FOR QUALIFIED RETIREMENT PLANS. THERE IS NO MINIMUM FOR CLIENTS OF INVESTMENT ADVISORY AFFILIATES OF ALEX. BROWN OR FOR SUBSEQUENT INVESTMENTS.
Indicate the amount to be invested and the method of payment:
_____ A. By Mail: Enclosed is a check in the amount of $ ______ payable to Flag Investors Equity Partners Fund, Inc.

_____ B. By Wire: A bank wire in the amount of $________ has been sent from

______________________________________      _____________________
               Name of Bank                 Wire Control Number
      WIRE INSTRUCTIONS
         Follow the instructions below to arrange for a wire transfer for initial investment:
         o Send completed Application by overnight carrier to Alex. Brown & Sons Incorporated/Flag Investors Funds at the address listed above.
         o  Call 1-800-553-8080 to obtain new investor's Fund account number.
         o Wire payment of the purchase price to Investors Fiduciary Trust Company ("IFTC"), as follows:
            IFTC
            a/c Alex. Brown & Sons Incorporated/Flag Investors Funds
            Acct. # 7528353
            ABA # 1010-0362-1
            Kansas City, Missouri 64105
         Please include the following information in the wire:
         o  Flag Investors Equity Partners Fund, Inc. -- Institutional Shares
         o  The amount to be invested
         o  "For further credit to _______________________________."
                                  (Investor's Fund Account Number)
-------------------------------------------------------------------------------

                             DISTRIBUTION OPTIONS

Please check appropriate boxes. If none of the options is selected, all distributions will be reinvested in additional Institutional Shares of the Fund.
      INCOME DIVIDENDS                     CAPITAL GAINS
      [ ] Reinvested in additional shares  [ ] Reinvested in additional shares
      [ ] Paid in cash                     [ ] Paid in cash
-------------------------------------------------------------------------------
                             TELEPHONE TRANSACTIONS

I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION
PRIVILEGES (FOR AMOUNTS UP TO $500,000) AND EXCHANGE PRIVILEGES (WITH RESPECT TO INSTITUTIONAL SHARES OF OTHER FLAG INVESTORS FUNDS) UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW:
                     No, I do not want:
                         / / Telephone redemption privileges
                         / / Telephone exchange privileges
              Redemptions effected by telephone will be wired to the bank account designated below.
-------------------------------------------------------------------------------
                           BANK ACCOUNT DESIGNATION
                       (THIS SECTION MUST BE COMPLETED)

Please attach a blank, voided check to provide account and bank routing information.

-------------------------------------------------------------------------------
Name of Bank                            Branch

-------------------------------------------------------------------------------
Bank Address                            City/State/Zip

-------------------------------------------------------------------------------
Name(s) on Account

-------------------------------------------------------------------------------
Account Number                          A.B.A. Number
-------------------------------------------------------------------------------
                   ACKNOWLEDGEMENT, CERTIFICATE AND SIGNATURE


I have received a copy of the Fund's prospectus dated October 1, 1996. Unless the box below is checked, I certify under penalties of perjury, (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. [ ] Check here if you are subject to backup withholding.

If a non-resident alien, please indicate country of residence:

-------------------------------------------------------------------------------

I acknowledge that the telephone redemption and exchange privileges are automatic and will be effected as described in the Fund's current prospectus (see "Telephone Transactions"). I also acknowledge that I may bear the risk of loss in the event of fraudulent use of such privileges. If I do not want telephone redemption or exchange privileges, I have so indicated on this Application.

-------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.        Date

-------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc.        Date
-------------------------------------------------------------------------------

                PERSON(S) AUTHORIZED TO CONDUCT TRANSACTIONS

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ______* of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

----------------------------------       --------------------------------------
Name/Title                               Signature           Date

----------------------------------       --------------------------------------
Name/Title                               Signature           Date

----------------------------------       --------------------------------------
Name/Title                               Signature           Date

----------------------------------       --------------------------------------
Name/Title                               Signature           Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.

*  If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.
-------------------------------------------------------------------------------
                           CERTIFICATE OF AUTHORITY

INVESTORS MUST COMPLETE ONE OF THE FOLLOWING TWO CERTIFICATES OF AUTHORITY. Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)
I __________________________, Secretary of the above-named investor, do hereby certify that at a meeting on ______________, at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following:
(1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.
Witness my hand and seal on behalf of the investor.
this ___ day of ____________, 199__ Secretary ______________________________
The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

-------------------------------------------------------------------------------
Signature and title                                             Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

-------------------------------------------------------------------------------
Signature and title                                             Date

-------------------------------------------------------------------------------
Signature and title                                             Date

                       STATEMENT OF ADDITIONAL INFORMATION

                                   ----------


                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                             135 E. Baltimore Street
                            Baltimore, Maryland 21202


                                   ----------



    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR PARTICIPATING DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING ALEX. BROWN & SONS INCORPORATED, 135 EAST BALTIMORE STREET, BALTIMORE, MARYLAND 21202, (800) 767-FLAG.











                   Statement of Additional Information Dated:
                                 October 1, 1996
                         Relating to Prospectuses Dated:
                October 1, 1996, relating to the Class A, Class B
                            and Institutional Shares

                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----

 1.      General Information and History..............................      1

 2.      Investment Objectives, Policies and Risk Considerations......      1

 3.      Valuation of Shares and Redemption...........................      6

 4.      Federal Tax Treatment of Dividends and
           Distributions..............................................      7

 5.      Management of the Fund.......................................     10

 6.      Investment Advisory and Other Services.......................     14

 7.      Distribution of Fund Shares..................................     16

 8.      Brokerage....................................................     20

 9.      Capital Stock................................................     21

10.      Semi-Annual Reports..........................................     22

11.      Custodian, Transfer Agent and Accounting Services............     22

12.      Independent Accountants......................................     23

13.      Performance Information......................................     23

14.      Control Persons and Principal Holders of
           Securities.................................................     25

15.      Financial Statements.........................................     25

         Appendix A...................................................     A-1

1.      GENERAL INFORMATION AND HISTORY

               Flag Investors Equity Partners Fund, Inc. (the "Fund") is an open-end management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers three classes of shares: Flag Investors Equity Partners Fund Class A Shares (the "Class A Shares"), Flag Investors Equity Partners Fund Class B Shares (the "Class B Shares") and Flag Investors Equity Partners Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Equity Partners Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

               Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from Alex. Brown & Sons Incorporated ("Alex. Brown"), 135 East Baltimore Street, Baltimore, Maryland 21202 (telephone: (800) 767-FLAG), or from Participating Dealers that offer Shares to prospective investors. Prospectuses for the Class A Shares and the Class B Shares may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement respecting the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

               The Fund was incorporated under the laws of the State of Maryland on November 29, 1994. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and commenced operations on February 13, 1995. The Fund has offered the Institutional Shares since February 12, 1996.

               Under a license agreement dated January 31, 1995 between the Fund and Alex. Brown Incorporated, Alex. Brown Incorporated licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


2.      INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

               The Fund has the investment objective of seeking long-term growth of capital and, secondarily, current income. The Fund seeks to achieve this objective primarily through a policy of diversified investments in equity securities, including common stocks and convertible securities. Under normal market conditions, the Fund will invest as fully as feasible in equity securities and at least 65% of the Fund's total assets will be so invested, all as more fully described in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved.

               In addition, the Fund may purchase a limited amount, up to 10% of its total assets in non-convertible debt securities. Up to all of any such investments may be in securities that are rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or are unrated and of similar quality. A description of the rating categories of S&P and Moody's is set forth in Appendix A to this Statement of Additional Information. Any remaining assets of the Fund not invested as described above may be invested in high quality money market instruments. For temporary, defensive purposes, the Fund may invest up to 100% of its assets in high quality short-term money market instruments, including repurchase agreements, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

               Additional information about certain of the Fund's investment policies and practices are described below.

Convertible Securities

               As described in the Prospectus, the Fund may invest in convertible securities. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investment in common stock of the same issuer.

Below Investment Grade Corporate Bonds

               The Fund may purchase corporate bonds, including convertible securities, that carry ratings lower than those assigned to investment grade bonds by Moody's or S&P, or that are unrated if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gain distributions. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities which are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominantly speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

               The following summarizes the Moody's and S&P definitions for speculative grade debt obligations in which the Fund may invest (securities rated, at the time of purchase, C or higher by S&P or Moody's). Bonds which are rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class. Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa rated bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. In the case of S&P, BB rated bonds have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The

BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. B rated bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. CCC rated bonds have a currently identifiable vulnerability to default and, without favorable business, financial and economic conditions, will be unable to repay interest and principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

               Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

               Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, in adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for high yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high yield bonds may become more volatile and there may be significant disparities in the prices quoted for high yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

               Finally, prices for high yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high yield bonds.

Repurchase Agreements

               The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by ICC, and the Fund's sub-advisor, ABIM under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Foreign Investment Risk Considerations

        Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. When the Fund invests directly in foreign securities, investors should understand that the expense ratio of the Fund can be expected to be higher than those of investment companies investing in domestic securities due to the additional cost of custody of foreign securities. When considering whether to invest in foreign equity or debt securities, the Advisor will consider the risk of foreign investment in addition to the criteria it applies to all investments in equity or debt securities, as described above.

Investment Restrictions

               The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The vote of a majority of the outstanding Shares of the Fund means the lesser of: (i) 67% or more of the Shares present at a shareholder meeting at which the holders of more than 50% of the Shares are present or represented or (ii) more than 50% of the outstanding Shares of the Fund. The Fund will not:

               1.   Invest in real estate or mortgages on real estate;

               2. Purchase or sell commodities or commodities contracts, including financial futures contracts;

               3. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

               4. Issue senior securities;

               5. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;

               6. Effect short sales of securities;

               7. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

               8. Purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs; or

               9. Invest more than 10% of its net assets in illiquid securities (defined as securities that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund is carrying the securities), including securities that the Fund is restricted from selling to the public without registration under the Securities Act (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A Securities") that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities).

               The following are investment restrictions that may be changed by a vote of the majority of the Board of Directors. The Fund will not:

               1. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

               2. Invest in shares of any other investment company other than in connection with a merger, consolidation, reorganization or acquisition of assets;

               3. Purchase or retain the securities of any issuer if any officer or Director of the Fund or its investment advisor owns beneficially more than
 .5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

               4. Invest in companies for the purpose of exercising management or control;

               5. Invest in puts, calls or any combination thereof;

               6. Purchase warrants, if by reason of such purchase more than 5% of the Fund's net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. For the purpose of the foregoing calculations, warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations; or

               7. Invest in real estate limited partnerships.

               The percentage limitations contained in these restrictions apply at the time of purchase of securities.

3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares


               The net asset value per Share is determined once daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern
Time) each day on which the New York Stock Exchange is open for business ("Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


               Net asset value per share of a class is calculated by valuing all assets held by the Fund, deducting liabilities attributable to all shares and any liabilities attributable to the specific class, and dividing the resulting amount by the number of then outstanding shares of the class. For this purpose, portfolio securities will be given their market value where feasible. If a portfolio security is traded on a national exchange or on an automated dealer quotation system, such as NASDAQ, on the valuation date, the last quoted sale price will generally be used. Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established from time to time and monitored by the Fund's Board of Directors. Debt obligations with maturities of 60 days or less are valued at amortized cost which constitutes fair value as determined by the Fund's Board of Directors.

Redemption

               The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

               Under normal circumstances, the Fund will redeem Class A Shares and Class B Shares by check and Institutional Shares by wire transfer of funds, as described in the Prospectuses relating to such Shares. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

               The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

               The summary of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Subsequent legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

               The Fund expects to be taxed as a regulated investment company under Subchapter M of the Code. However, in order to qualify as a regulated investment company for any taxable year, the Fund generally must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies (the "Income Requirement"), and (2) derive less than 30% of its gross income (exclusive of certain gains from designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from gains on the sale or other disposition of any of the following investments if such investments are held for less than three months (the "Short-Short Gain Test"): (a) stock or securities (as defined in Section 2(a)(36) of the Investment Company Act); (b) options, futures or forward contracts (other than options, futures, or forward contracts on foreign currencies), and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities).

               In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). Generally, the Fund will not lose its status as a regulated investment company if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase.

               Under Subchapter M, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a regulated investment company establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for Federal excise tax.

               Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

               If for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and all such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the 70% dividends received deduction for corporate shareholders.

Fund Distributions

               Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional Shares. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

               The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate capital gains tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that shareholders will be required to report such gains on their returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65 percent of such gains.

               In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the 70% dividends received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. For purposes of the alternative minimum tax and the environmental tax, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account in determining their adjusted current earnings for purposes of computing "alternative minimum taxable income."

               Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend received, even though the net asset value per Share on the date of such purchase reflected the amount of such distribution.

               Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss which will be long-term if the Share has been held for more than one year and otherwise will be short-term. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). Investors should particularly note that this loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

               The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends received deduction.

               The Fund will be required in certain cases to withhold and remit tax to the United States Treasury on distributions payable to any shareholder who (1) has provided either an incorrect taxpayer identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that the shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations

               The Code imposes a nondeductible 4% excise tax on regulated investment companies that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. For this purpose, in determining its capital gain net income for the one-year period ending on October 31 of such calendar year, the Fund must reduce its capital gain net income by the amount of any net ordinary loss for the calendar year (but not below the net capital gain for the one-year period ending on October 31). Because the Fund intends to distribute all of its income currently (or to retain, at most its net capital gains and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments in order to make sufficient distributions to avoid excise tax liability and, in addition, that the liquidation of such investments in such circumstances may affect the ability of the Fund to satisfy the Short-Short Gain Test.

               Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.


5.      MANAGEMENT OF THE FUND

Directors and Officers

               The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is 135 East Baltimore Street, Baltimore, Maryland 21202.


*TRUMAN T. SEMANS, Chairman (10/27/27)
        Managing Director, Alex. Brown & Sons Incorporated; Chartered Financial Analyst; Director, Investment Company Capital Corp. (registered investment advisor).

*RICHARD T. HALE, Director (7/17/45)
        Managing Director, Alex. Brown & Sons Incorporated; Chartered Financial Analyst; President, Investment Company Capital Corp. (registered investment advisor).

*CHARLES W. COLE, JR., Director (11/11/35)
        Vice Chairman, Alex. Brown Capital Advisory & Trust Company (registered investment advisor); Director, Provident Bankshares Corporation and Provident Bank of Maryland; Formerly, President, Chief Executive Officer, Chief Administrative Officer and Director, First Maryland Bancorp, The First National Bank of Maryland and First Omni Bank; Formerly, Director, York Bank and Trust Company.


JAMES J. CUNNANE, Director (3/11/38)
        CBC Capital, 264 Carlyle Lake Drive, St. Louis, Missouri 63141. Managing Director, CBC Capital (a merchant banking firm), 1993-Present; Formerly, Senior Vice President and Chief Financial Officer, General Dynamics Corporation (defense), 1989-1993, and Director, The Arch Fund (registered investment company).

JOHN F. KROEGER, Director (8/11/24)
        37 Pippins Way, Morristown, New Jersey 07960. Director/Trustee, AIM Funds (registered investment companies); Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm); and General Manager, Shell Oil Company.


LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants; Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care).


REBECCA W. RIMEL, Director (4/10/51)
        The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, PA 19103. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company; Formerly, Executive Director, The Pew Charitable Trusts.


CARL W. VOGT, Director (4/20/36)
        Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604; Senior Partner, Fulbright & Jaworski L.L.P. (law); Formerly, Chairman, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak) and Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).


HARRY WOOLF, Director (8/12/23)
        Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment) and Family Health International (non-profit research and education); Trustee, Reed College (education); Director, Research America (non-profit medical research); Formerly, Trustee, Rockefeller Foundation and Director, Merrill Lynch Cluster C Funds (registered investment companies).


LEE S. OWEN, President (10/27/47)
        Vice President and Portfolio Manager, Alex. Brown Investment Management (registered investment advisor); Vice President and Secretary, Buppert, Behrens & Owen, Inc.

J. DORSEY BROWN, III, Executive Vice President (8/26/39)
        Managing Director, Alex. Brown & Sons Incorporated; Chief Executive Officer and Formerly, General Partner, Alex. Brown Investment Management.

HOBART C. BUPPERT, Vice President (8/1/46)
        Vice President and Portfolio Manager, Alex. Brown Investment Management (registered investment advisor), 1984-Present; President, Buppert, Behrens & Owen, Inc. 1987-Present.

BRUCE E. BEHRENS, Vice President (4/20/44)
        Vice President and Portfolio Manager, Alex. Brown Investment Management (registered investment advisor); Vice President and Treasurer, Buppert, Behrens & Owen, Inc.

EDWARD J. VEILLEUX, Vice President (8/26/43)
        Principal, Alex. Brown & Sons Incorporated; Executive Vice President, Investment Company Capital Corp. (registered investment advisor); Vice President, Armata Financial Corp. (registered broker-dealer).

GARY V. FEARNOW, Vice President (12/6/44)
        Managing Director, Alex. Brown & Sons Incorporated; Manager, Special Products Department, Alex. Brown & Sons Incorporated.

SCOTT J. LIOTTA, Vice President (3/18/65)
        Manager, Fund Administration, Alex. Brown & Sons Incorporated, July, 1996 -Present. Formerly, Manager and Foreign Markets Specialist, Putman Investments Inc. (mutual funds), April 1994-July 1996; and Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991-April 1994.

JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, Alex. Brown & Sons Incorporated, September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc., 1980-1995.

EDWARD J. STOKEN, Secretary (8/7/47)
        Compliance Officer, Alex. Brown & Sons Incorporated, April 1995-Present; Formerly, Legal Advisor, Federated Investors (registered investment advisor), 1991-1995.

LAURIE D. DePRINE, Assistant Secretary (1/1/66)
        Asset Management Department, Alex. Brown & Sons Incorporated, 1991-Present; Formerly, Student 1989-1991.

---------------------
* Messrs. Semans, Hale and Cole are directors who are "interested persons", as defined in the Investment Company Act.


               Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates. There are currently 12 funds in the Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as a Director of eight funds in the Fund Complex. Mr. Hale serves as President and Director of one fund and as Director of each of the other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy, McDonald and Woolf serve as Directors of each fund in the Fund Complex. Mr. Cole serves as a director of four funds, Ms. Rimel serves as a director of six funds and Mr. Vogt serves as a director of five funds in the Fund Complex. Mr. Owen serves as President of one fund, Executive Vice President of one fund, and Vice President of one fund in the Fund Complex. Mr. Brown serves as President of one fund and Executive Vice President of two funds in the Fund Complex. Mr. Buppert serves as Executive Vice President of one fund and Vice

President of two funds in the Fund Complex. Mr. Behrens serves as President of one fund and Vice President of two funds in the Fund Complex. Mr. Fearnow serves as Vice President of ten funds in the Fund Complex. Mr. Veilleux serves as Executive Vice President of one fund and Vice President of eleven funds in the Fund Complex. Mr. Liotta serves as a Vice President, Mr. Finelli serves as Treasurer, Mr. Stoken serves as Secretary and Ms. DePrine serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex.

               Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.


               Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of Alex. Brown may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (a "Non-Interested Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from all Flag Investors/ISI Funds and Alex. Brown Cash Reserve Fund, Inc. for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses are allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended May 31, 1996, Non-Interested Directors' fees attributable to the assets of the Fund totaled approximately $3,904. The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended May 31, 1996.




                                                         COMPENSATION TABLE




------------------------------------------------------------------------------------------------------------------
Name of Person, Position       Aggregate Compensation         Pension or Retirement        Total Compensation
                               From the Fund in the           Benefits Accrued as               from the Fund
                               Fiscal Year Ended              Part of Fund Expenses          and Fund Complex
                               May 31, 1996                                                 Paid to Directors
                                                                                           in the Fiscal Year
                                                                                           Ended May 31, 1996
------------------------------------------------------------------------------------------------------------------

*Truman T. Semans,                $0                         $0                              $0
  Chairman and Director

*Richard T. Hale, Director        $0                         $0                              $0

*Charles W. Cole, Director(1)     $0                         $0                              $0

James J. Cunnane, Director        $421(3)                    $+                     $39,000 for service on 12
                                                                                   Boards in the Fund Complex

N. Bruce Hannay, Director(2)      $384(3)                    $+                     $35,786 for service on 12
                                                                                   Boards in the Fund Complex

John F. Kroeger, Director         $499(3)                    $+                     $45,950 for service on 12
                                                                                   Boards in the Fund Complex

Louis E. Levy, Director           $421(3)                    $+                    $39,000  for service on 12
                                                                                   Boards in the Fund Complex


Eugene J. McDonald, Director      $421(3)                    $+                    $39,000 for service on 12
                                                                                  Boards in the Fund Complex

Rebecca W. Rimel, Director        $455(3)                    $+                     $29,250 for service on 6
                                                                                  Boards in the Fund Complex

Carl W. Vogt, Director(4)         $137(3)                    $+                     $29,250 for service on 5
                                                                                  Boards in the Fund Complex

Harry Woolf, Director             $421(3)                    $+                    $39,000 for service on 12
                                                                                  Boards in the Fund Complex

* A Director who is an "interested person" as defined in the Investment Company Act.
+ The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the year ended May 31, 1996 was approximately $565.
1        Elected by the Board on December 13, 1995.
2        Retired, effective January 31, 1996 and is now deceased.
3        Of this amount, $225, $110, $0, $0, $225, $455, $137 and $225 has been deferred by Directors Cunnane, Hannay, Kroeger, Levy, McDonald, Rimel, Vogt and Woolf, respectively, pursuant to a deferred compensation plan.
4        Elected by the Board on January 30, 1996.

                The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Messrs. Kroeger and Woolf have qualified but have not received benefits. The Fund has one Participant, a Director who retired effective December 31, 1994, who has qualified for the Retirement Plan and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant, who retired on January 31, 1996 and died on June 2, 1996 was paid fees of $13,000 under the Retirement Plan. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

                Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The estimated credited years of service for Messrs. Cunnane, Kroeger, Levy, McDonald, Vogt and Woolf and Ms Rimel are 1, 13, 2, 4, 0, 13 and 1, respectively.

 Years of                      Estimated Annual Benefits Payable
 Service                       By Fund Complex Upon Retirement
---------                 ----------------------------------------
                            Chairman of                 Other
                          Audit Committee            Participants
                          ---------------            ------------
 6 years                      $ 4,595                  $ 3,900
 7 years                      $ 9,190                  $ 7,800
 8 years                      $13,785                  $11,700
 9 years                      $18,380                  $15,600
10 years                      $22,975                  $19,500

                Beginning in December 1994, any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald, Vogt and Woolf and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select various Flag Investors and Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years.

Code of Ethics

                The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics significantly restricts the personal investing activities of all employees of ICC and the directors and officers of Alex. Brown. As described below, the Code of Ethics imposes additional, more onerous, restrictions on the Fund's investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

                The Code of Ethics requires that all employees of ICC, any director or officer of Alex. Brown, and all Directors, preclear any personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security.



6.      INVESTMENT ADVISORY AND OTHER SERVICES


                On December 14, 1994, the Board of Directors of the Fund, including a majority of the Non-Interested Directors, approved an Investment Advisory Agreement between the Fund and ICC and a Sub-Advisory Agreement among the Fund, ICC and ABIM, both of which contracts are described in greater detail below. The Investment Advisory Agreement and the Sub-Advisory Agreement were approved by the sole shareholder of the Fund on January 30, 1995. ICC, the investment advisor, is a wholly-owned subsidiary of Alex. Brown Financial Corporation and an indirect subsidiary of Alex. Brown Incorporated. ICC is also the investment advisor to Alex. Brown Cash Reserve Fund, Inc., Flag Investors Telephone Income Fund, Inc., Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Intermediate-Term Income Fund, Inc., Flag Investors Value Builder Fund, Inc., Flag Investors Maryland Intermediate Tax-Free Income Fund, Inc. and Flag Investors Real Estate Securities Fund, Inc., which are distributed by Alex. Brown, the Fund's distributor.

                ABIM is a limited partnership affiliated with Alex. Brown. Buppert, Behrens & Owens, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Alex. Brown owns a 1% general partnership interest in ABIM and Alex. Brown Incorporated owns the remaining 49% limited partnership interest. ABIM, also the sub-advisor to Flag Investors Telephone Income Fund, Inc. and Flag Investors Value Builder Fund, Inc., is a registered investment advisor with approximately $4.9 billion under management as of August 31, 1996.


                Under the Investment Advisory Agreement, ICC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.


                As compensation for its services, ICC is entitled to receive an annual fee from the Fund, calculated daily and paid monthly, at the annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, .85% of the next $50 million of the Fund's average daily net assets, .80% of the next $100 million of the Fund's average daily net assets and .70% of the Fund's average daily net assets in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and payable monthly, at the annual rate of .75% of the first $50 million of the Fund's average daily net assets, .60% of the next $150 million of the Fund's average daily net assets, and .50% of the Fund's average daily net assets in excess of $200 million.

                This fee is higher than that paid by most mutual funds, but ICC has voluntarily agreed to waive a portion of its fee from time to time so that the total operating expenses of the Fund do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets. ABIM has also agreed to waive, on a voluntary basis, that portion of its fee payable from ICC for sub-advisory services in excess of the amount equal to .65% of the Fund's average daily net assets. As compensation for providing investment advisory services for the fiscal year ended May 31, 1996, ICC received fees of $551,124 and from such amount waived fees of $232,890. Absent such fee waivers, the Fund's total operating expenses would have been 1.77% for Class A Shares, 2.52% for Class B Shares and 1.55% (annualized) for Institutional Shares. As compensation for sub-advisory services for the fiscal year ended May 31, 1996, ICC paid ABIM fees of $431,490 and ABIM waived fees of $45,124. For the period from February 13, 1995 (commencement of operations) through May 31, 1995, ICC waived all advisory fees and reimbursed expenses aggregating $30,753. Absent such fee waivers and reimbursements, the Fund's total operating expenses would have been 3.76% (annualized) for Class A Shares and 4.22% (annualized) for Class B Shares. During this period, ICC paid ABIM fees of $11,870 and ABIM waived fees of $1,826.

                In addition, ICC has agreed to reduce its aggregate fees on a monthly basis for any fiscal year to the extent required so that the amount of the ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) paid or incurred by the Fund for such fiscal year does not exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of the states in which the Fund's Shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time. Currently, the most restrictive of such expense limitations requires ICC to reduce its fees to the extent required so that ordinary expenses of the Fund (excluding brokerage commissions, interest, taxes, and extraordinary expenses such as legal claims, liabilities, litigation costs and indemnification related thereto) do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, 2.0% of the next $70 million of the Fund's average daily net assets and 1.5% of the Fund's average daily net assets in excess of $100 million. In addition, if required to do so by any applicable state securities laws or regulations, ICC will reimburse the Fund to the extent required to prevent the expense limitations of any state law or regulation from being exceeded.

                Each of the Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Non-Interested Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Investment Advisory Agreement and the Sub-Advisory Agreement were most recently approved for continuance by the Board of Directors on October 1, 1996. The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act).


                ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. (See "Custodian, Transfer Agent, Accounting Services.")


7.      DISTRIBUTION OF FUND SHARES

                Alex. Brown serves as the exclusive distributor of the Fund's Shares pursuant to three separate Distribution Agreements, one for each class of the Fund's Shares.

The Class A Shares and the Class B Shares

                The Distribution Agreements for the Class A Shares and the Class B Shares (collectively, the "Class A and Class B Distribution Agreements") provide that Alex. Brown has the exclusive right to distribute the related class of Flag Investors Equity Partners Fund Shares either directly or through other broker-dealers and further provide that Alex. Brown will: (a) solicit and receive orders for the purchase of Shares; (b) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (c) receive requests for redemptions and transmit such redemption requests to the Fund's transfer agent as promptly as possible; and
(d) respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Alex. Brown has not undertaken to sell any specific number of Shares. The Class A and Class B Distribution Agreements further provide that, in connection with the distribution of Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                Alex. Brown and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.


                As compensation for providing distribution services as described above for the Class A Shares, Alex. Brown receives an annual fee, paid monthly, equal to .25% of the average daily net assets of the Class A Shares. As compensation for providing distribution services as described above for the Class B Shares, Alex. Brown receives an annual fee, paid monthly, equal to .75% of the average daily net assets of the Class B Shares. With respect to the Class A Shares, Alex. Brown expects to allocate most of its annual distribution fee to its investment representatives and up to all of its fee to Participating Dealers. With respect to the Class B Shares, Alex. Brown expects to retain the entire distribution fee as reimbursement for front-end payments to its investment representatives and to Participating Dealers. As compensation for providing distribution services for the Class A Shares for the fiscal year ended May 31, 1996 and for the period from February 13, 1995 (commencement of operations) through May 31, 1995, Alex. Brown received from the Fund aggregate commissions and fees in the amount of $130,140 and $5,976, respectively.

                As compensation for providing distribution services for the Class B Shares for the fiscal year ended May 31, 1996 and for the period from February 13, 1995 (commencement of operations) through May 31, 1995, Alex. Brown received from the Fund aggregate commissions and fees in the amount of $27,369 and $4,220, respectively.

                In addition, with respect to the Class B Shares, the Fund pays Alex. Brown a shareholder servicing fee at an annual rate of .25% of the average daily net assets of the Class B Shares. (See the Prospectus.) For the fiscal year ended May 31, 1996 and for the period from February 13, 1995 (commencement of operations) through May 31, 1995, Alex. Brown received shareholder servicing fees of $9,123 and $1,406, respectively.

                Pursuant to Rule 12b-1 under the Investment Company Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted two separate Plans of Distribution, one for the Class A Shares and one for the Class B Shares (collectively, the "Plans"). Under the Plans, the Fund pays a fee to Alex. Brown for distribution and other shareholder servicing assistance as set forth in the Class A and Class B Distribution Agreements, and Alex. Brown is authorized to make payments out of its fee to its investment representatives and to participating broker-dealers. Each of the Class A and Class B Distribution Agreements has an initial term of two years. The Class A and Class B Distribution Agreements and the Plans encompassed therein will remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. The Class A and Class B Distribution Agreements including the Plans and forms of Sub-Distribution Agreements, were approved by the Fund's Board of Directors, including a majority of the Non-Interested Directors, on December 14, 1994 and by the sole shareholder of the respective classes on January 30, 1995. The Class A and Class B Distribution Agreements and related Plans were most recently approved for continuance in the foregoing manner on October 1, 1996.


                In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Class A and Class B Distribution Agreements without the approval of the shareholders of the Fund. The Plans may be terminated at any time and the Class A and Class B Distribution Agreements may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock"). Any Sub-Distribution Agreement may be terminated in the same manner at any time. The Class A and Class B Distribution Agreements and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

                During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plan to Alex. Brown pursuant to the Class A and Class B Distribution Agreements, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Non-Interested Directors shall be committed to the discretion of the Non-Interested Directors then in office.


                For the fiscal year ended May 31, 1996, the Fund paid $166,632 to Alex. Brown, the Fund's distributor, pursuant to the Plan. Alex. Brown, in turn, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.


                In addition, with respect to the Class A and Class B Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as banks, to act as Shareholder Servicing Agents, pursuant to which Alex. Brown will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to Alex. Brown under such Plans. Payments under the Plans are made as described above regardless of Alex. Brown's actual cost of providing distribution services and may be used to pay Alex. Brown's overhead expenses. If the cost of providing distribution services to the Class A Shares is less than .25% of the average daily net assets invested in that Class or Class B Shares is less than .75% of the average daily net assets invested in that Class for any period, the unexpended portion of the distribution fees may be retained by Alex. Brown. The Plans do not provide for any charges to the Fund for excess amounts expended by Alex. Brown and, if either of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to Alex. Brown pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to such Plan.

The Institutional Shares

                The Institutional Distribution Agreement provides that Alex. Brown has the exclusive right to distribute the Institutional Shares, either directly or through other broker-dealers and further provides that Alex. Brown will solicit and receive orders for the purchase of Institutional Shares, accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective Prospectus for the Institutional Shares and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible, receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible, respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund, maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors, and take all actions deemed necessary to carry into effect the distribution of the Institutional Shares. Alex. Brown has not undertaken to sell any specific number of Institutional Shares. The Institutional Distribution Agreement further provides that, in connection with the distribution of Institutional Shares, Alex. Brown will be responsible for all of the promotional expenses. The services provided by Alex. Brown to the Fund are not exclusive, and Alex. Brown is free to provide similar services to others. Alex. Brown shall not be liable to the Fund or its shareholders for any act or omission by Alex. Brown or any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                Alex. Brown receives no compensation for distributing the Institutional Shares.

                Alex. Brown and Participating Dealers have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund.

                The Institutional Distribution Agreement was approved by the Fund's Board of Directors on December 13, 1995 and by the sole shareholder of the class on February 9, 1996. It has an initial term of two years and will remain in effect from year to year thereafter, if specifically approved at least annually by the Fund's Board of Directors and by the affirmative vote of a majority of the Non-Interested Directors by votes cast at a meeting called for such purpose. It may be terminated at any time upon sixty days' written notice, without penalty, by the vote of a majority of the Fund's Non-Interested Directors or by a vote of a majority of the outstanding Institutional Shares (as defined under Capital Stock). The Institutional

Distribution Agreement and any Sub-Distribution Agreement shall automatically terminate in the event of assignment.

General Information


                For the fiscal year ended May 31, 1996, and for the period from February 13, 1995 through May 31, 1995, Alex. Brown received sales commissions on the Class A Shares of $173,816 and $167,000, respectively, and from such amounts retained $163,936 and $157,507 for each such period, respectively. For the fiscal year ended May 31, 1996 and for the period from February 13, 1995 through May 31, 1995, Alex. Brown received contingent deferred sales loads on the Class B Shares of $114,113 and $109,638, respectively, and from such amounts retained $114,113 and $109,638, respectively.


                The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Non-Interested Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by Alex. Brown, ICC or ABIM.

                The address of Alex. Brown is 135 East Baltimore Street, Baltimore, Maryland 21202.


8.      BROKERAGE

                ABIM is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, Alex. Brown.

                In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with Alex. Brown in any transaction in which Alex. Brown acts as a principal; that is, an order will not be placed with Alex. Brown if execution of the trade involves Alex. Brown serving as a principal with respect to any part of the Fund's order, nor will the Fund buy or sell over-the-counter securities with Alex. Brown acting as market maker.

                If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

                ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions effected on an agency (but not on a principal) basis for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than Alex. Brown higher commissions on brokerage transactions for the Fund in order to secure research and investment services described above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.


                Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through Alex. Brown. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid Alex. Brown must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews. The Distribution Agreement between Alex. Brown and the Fund does not provide for any reduction in the distribution fee to be received by Alex. Brown from the Fund as a result of profits from brokerage commissions on transactions of the Fund effected through Alex. Brown. In the fiscal year ended May 31, 1996 and the fiscal period ended May 31, 1995, the Fund paid no brokerage commissions to Alex. Brown.


                ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


                During the fiscal year ended May 31, 1996 and the fiscal period ended May 31, 1995, ABIM directed $25,187,450 and $27,535,000, respectively, principal amount of transactions to broker-dealers and paid $64,808 and $17,724 in related commissions because of research services provided.

                The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of May 31, 1996, the Fund held a 5.15% repurchase agreement issued by Goldman Sachs & Co. valued at $9,928,000 and 52,500 shares of Travelers Group Inc., parent company of Smith Barney, valued at $2,178,750.



9.      CAPITAL STOCK

                The Fund is authorized to issue thirty-five million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.


                The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated three classes of Shares: Flag Investors Equity Partners Fund Class A Shares, Flag Investors Equity Partners Fund Class B Shares and Flag Investors Equity Partners Fund Institutional Shares. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.


                Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

                There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.


                As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.



10.     SEMI-ANNUAL REPORTS

                The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

11.     CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


                PNC Bank, National Association ("PNC Bank"), Airport Business Park, 200 Stevens Drive, Lester, Pennsylvania 19113, has been retained to act as custodian of the Fund's investments. PNC Bank receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by PNC Bank and the Fund. Investment Company Capital Corp., 135 East Baltimore Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to $9 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended May 31, 1996 and for the fiscal period from February 13, 1995 (commencement of operations ) through May 31, 1995, ICC received transfer agency fees of $70,414 and $1,670, respectively.


                ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.

Average Net Assets                                          Incremental Fee
------------------                                          ---------------

0 - $10,000,000                                         $13,000 (fixed fee)
$10,000,000 - $20,000,000                                             .100%
$20,000,000 - $30,000,000                                             .080%
$30,000,000 - $40,000,000                                             .060%
$40,000,000 - $50,000,000                                             .050%
$50,000,000 - $60,000,000                                             .040%
$60,000,000 - $70,000,000                                             .030%
$70,000,000 - $100,000,000                                            .020%
$100,000,000 - $500,000,000                                           .015%
$500,000,000 - $1,000,000,000                                         .005%
over $1,000,000,000                                                   .001%



              For the fiscal year ended May 31, 1996 and for the period from February 13, 1995 (commencement of operations) through May 31, 1995, ICC received accounting fees of $49,269 and $4,570, respectively.

              In addition, the Fund will reimburse ICC for the following out-of-pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

              ICC also serves as the Fund's investment advisor.

12.   INDEPENDENT ACCOUNTANTS

              The annual financial statements of the Fund are audited by Coopers & Lybrand L.L.P., whose report thereon appears elsewhere herein, and have been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.

13.   PERFORMANCE INFORMATION

              For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n = ERV

Where: P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years (1, 5 or 10)

      ERV = ending redeemable value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

               Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or a class or series) commenced operations (provided such date is subsequent to the date the registration statement became effective). In calculating the ending redeemable value, the maximum sales load (for the Class A Shares: 4.5%, and for the Class B Shares: 4.0% for the one year period, 2.0% for the five year period and no sales charge thereafter) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund. The Institutional Shares are sold without a sales load.


               The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies Inc., Morningstar Inc., or SEI Corporation or with the performance of the Consumer Price Index, the Standard and Poor's 500 Stock Index and other market indices such as NASDAQ and the Wilshire 5000, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges (as distinguished from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares). The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


               Calculated according to SEC rules for the one year period ended May 31, 1996, the ending redeemable value of a hypothetical $1,000 payment for Class A Shares was $1,175, resulting in an annual total return equal to 17.51%. For the period from February 13, 1995 (commencement of operations) through May 31, 1996, the ending redeemable value of a hypothetical $1,000 payment for Class A Shares was $1,199, resulting in an average annual total return equal to 19.98%.

               Calculated according to SEC rules for the one year period ended May 31, 1996, the ending redeemable value of a hypothetical $1,000 payment for Class B Shares was $1,184, resulting in an annual total return equal to 18.45%. For the period from February 13, 1995 (commencement of operations) through May 31, 1996, the ending redeemable value of a hypothetical $1,000 payment for Class B Shares was $1,205, resulting in an average annual total return equal to 20.55%.

               Calculated according to SEC rules for the period from February 12, 1996 (commencement of operations) through May 31, 1996, the ending redeemable value of a hypothetical $1,000 payment for Institutional Shares was $1,032, resulting in an aggregate total return equal to 3.23%.

               Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the one year period ended May 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Class A Shares was $12,305, resulting in an annual total return equal to 23.05%. For the period from February 13, 1995 (commencement of operations) through May 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Class A Shares was $12,433, resulting in an average annual total return equal to 24.33%.

               Calculated according to the alternative computation, which assumes no sales charges and reinvestment of all distributions, for the one year period ended May 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Class B Shares was $12,217, resulting in an annual total return equal to 22.17%. For the period from February 13, 1995 (commencement of operations) through May 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Class B Shares was $12,347, resulting in an average annual total return equal to 23.47%.

               Calculated according to the alternative computation for the period from February 12, 1996 (commencement of operations) through May 31, 1996, the ending redeemable value of a hypothetical $10,000 investment in Institutional Shares was $10,323, resulting in an aggregate total return equal to 3.23%.

                The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. In the fiscal periods ended May 31, 1996 and May 31, 1995 the Fund's portfolio turnover rate was .73% and 0%, respectively.


14.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

               As of September 16, 1996, to Fund management's knowledge, the following persons held beneficially or of record 5% or more of the Fund's outstanding shares:

                T. Rowe Price, Trustee for Alex. Brown & Sons Incorporated, Plan 100460, Attn: Asset Recon, P.O. Box 17215, Baltimore, MD 21203-7215, owned of record 7.99% of the Fund's outstanding Shares.

                Alex. Brown & Sons Incorporated, 135 E. Baltimore Street, Baltimore, MD 21202, owned of record 71.09% of the Fund's outstanding Shares.*

---------------------
  * As of such date, Alex. Brown owned beneficially less than 5% of such shares.

               As of such date, Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.



15.   FINANCIAL STATEMENTS

               See next page.

Statement of Net Assets                                        May 31, 1996

                                                               Market Value
      Shares                                                     (Note A)
--------------------------------------------------------------------------------
COMMON STOCK: 89.9%
Banking: 8.9%
             30,600     Citicorp                                $ 2,570,400
             34,400     KeyCorp                                   1,333,000
             11,000     Wells Fargo & Co.                         2,651,000
                                                                  6,554,400
Basic Industry: 4.4%
            100,000     Arcadian Corp.                            2,000,000
              7,500     Georgia-Pacific Corp.                       541,875
             30,000     James River Corp. of Virginia               746,250
                                                                  3,288,125
Capital Goods: 6.4%
             29,900     Briggs & Stratton Corp.                   1,285,700
             24,200     Caterpillar, Inc.                         1,588,125
             32,500     Eaton Corp.                               1,880,938
                                                                  4,754,763
Consumer Durables/Non-Durables: 7.5%
             48,000     Ford Motor Co.                            1,752,000
             27,000     Philip Morris Cos., Inc.                  2,683,125
             35,500     Reebok International Ltd.                 1,078,312
                                                                  5,513,437
Consumer Services/Retail: 10.2%
            100,000     Eckerd Corp.*                             2,275,000
             25,000     Gannett Co., Inc.                         1,743,750
             70,000     Kmart Corp.*                                813,750
             21,800     J. C. Penney Co., Inc.                    1,130,875
             36,000     Times Mirror Co.-- Class A                1,570,500
                                                                  7,533,875
Defense/Aerospace: 1.4%
              2,200     Lockheed Martin Corp.                       184,525
              8,300     McDonnell Douglas Corp.                     838,300
                                                                  1,022,825
Energy: 4.9%
             18,000     Burlington Resources Inc.                   684,000
             24,000     MAPCO, Inc.                               1,386,000
             45,500     Noble Affiliates, Inc.                    1,541,313
                                                                  3,611,313

Statement of Net Assets (continued)                            May 31, 1996

                                                               Market Value
      Shares                                                     (Note A)
-------------------------------------------------------------------------------
   COMMON STOCK (continued)
   Financial Services: 9.2%
             51,200     American Express Co.                     $ 2,342,400
             27,000     Federal Home Loan Mortgage Corp.           2,230,875
             52,500     Travelers Group Inc.                       2,178,750
                                                                   6,752,025
   Health Care: 0.8%
             15,000     Mallinckrodt Group, Inc.                     564,375

   Hotels/Lodging: 3.6%
             15,400     Hilton Hotels Corp.                        1,659,350
             16,400     ITT Corp.*                                 1,008,600
                                                                   2,667,950
   Housing: 3.9%
             37,000     Ryland Group Inc.                            605,875
             83,300     USG Corp.*                                 2,280,337
                                                                   2,886,212
   Insurance: 7.9%
             41,000     Alexander & Alexander Services Inc.          814,875
             50,000     Conseco Inc.                               1,812,500
             16,400     ITT Hartford Group, Inc.                     848,700
             32,200     Leucadia National Corp.                      792,925
             37,800     Mid Ocean Ltd.                             1,578,150
                                                                   5,847,150
   Multi-Industry: 6.7%
             56,400     ITT Industries, Inc.                       1,543,950
             14,000     Loews Corp.                                1,116,500
             24,200     Tenneco, Inc.                              1,300,750
              8,900     United Technologies Corp.                    973,438
                                                                   4,934,638
   Technology: 11.5%
             28,000     International Business Machines Corp.      2,989,000
             45,500     Millipore Corp.                            1,996,312
             50,000     SEI Corp.                                  1,087,500
             15,500     Xerox Corp.                                2,439,313
                                                                   8,512,125
   Transportation: 2.6%
             45,800     Canadian National Railway Co.                847,300
             15,400     Conrail Inc.                               1,081,850
                                                                   1,929,150

                        Total Common Stocks (Cost $55,131,423)    66,372,363

Statement of Net Assets (concluded)                            May 31, 1996

                                                               Market Value
      Par                                                        (Note A)
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENT: 13.5%
         $9,928,000   Goldman Sachs & Co., 5.15%
                      Dated 5/31/96, to be repurchased on 6/3/96,
                      collateralized  by U.S. Treasury
                      Notes with a market value of $10,127,392.
                      (Cost $9,928,000)                           $ 9,928,000

   Total Investment in Securities: 103.4%
    (Cost $65,059,423)**                                           76,300,363

   Liabilities in Excess of Other Assets, Net: (3.4)%              (2,533,114)

   Net Assets: 100.0%                                             $73,767,249

   Net Asset Value and Redemption Price Per:
      Class A Share
    ($64,229,555 / 4,907,747 shares outstanding)                       $13.09

      Class B Share
    ($5,302,099 / 407,054 shares outstanding)                          $13.03(1)

    Institutional Share
    ($4,235,595 / 323,377 shares outstanding)                          $13.10


   Maximum Offering Price Per:
      Class A Share
    ($13.09 / .955)                                                    $13.71

      CLASS B SHARE                                                    $13.03

    Institutional Share                                                $13.10
--------------------------------------------------------------------------------
  * Non-income producing security.
 ** Also aggregate cost for federal tax purposes.
(1) Redemption value is $12.51 following a maximum 4.00% contingent deferred sales charge.
See accompanying Notes to Financial Statements.

Statement of Operations                        For the Year Ended May 31, 1996

INVESTMENT INCOME (NOTE A):
     Interest                                                       $  818,014
     Dividends                                                         788,693
         Total income                                                1,606,707

EXPENSES:
     Investment advisory fee (Note B)                                  551,124
     Distribution fee (Note B)                                         166,632
     Legal                                                              77,622
     Transfer agent fee (Note B)                                        70,414
     Accounting fee (Note B)                                            49,269
     Printing and postage                                               30,927
     Audit                                                              29,922
     Registration fees                                                  18,652
     Organizational expense (Note A)                                    10,029
     Custodian fees                                                      8,603
     Directors' fees                                                     3,904
     Insurance                                                           1,253
       Total expenses                                                1,018,351
     Less: Fees waived (Note B)                                       (232,890)
       Net expenses                                                    785,461
     Net investment income                                             821,246

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
     Net realized loss from security transactions                      (24,094)
     Change in unrealized appreciation of investments               10,744,023
       Net gain on investments                                      10,719,929

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $11,541,175


-------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

Statement of Changes in Net Assets

                                                                               For the Year        For the Period
                                                                                   Ended           Feb. 13, 1995*
                                                                               May 31, 1996        to May 31, 1995
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
     Net investment income                                                      $   821,246           $97,746
     Net realized loss from security transactions                                   (24,094)               --
     Change in unrealized appreciation of investments                            10,744,023           496,917
     Net increase in net assets resulting from operations                        11,541,175           594,663

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
       Class A Shares                                                              (598,906)               --
       Class B Shares                                                               (27,629)               --
       Institutional Shares                                                              --                --
         Total distributions                                                       (626,535)               --

CAPITAL SHARE TRANSACTIONS (NOTE C):
     Proceeds from sale of shares                                                28,046,908        40,494,354
     Value of shares issued in reinvestment of dividends                            560,846                --
     Cost of shares repurchased                                                  (6,525,825)         (418,337)
     Increase in net assets derived from capital share transactions              22,081,929        40,076,017
     Total increase in net assets                                                32,996,569        40,670,680

NET ASSETS:
     Beginning of period                                                         40,770,680           100,000**
     End of period                                                              $73,767,249       $40,770,680

---------------------------------------------------------------------------------------------------------------------

 * Commencement of operations.
** On January 26, 1995, the Fund sold 10,000 shares to a subsidiary of Alex.
   Brown & Sons Incorporated for $100,000.
See accompanying Notes to Financial Statements.

Financial Highlights
(For a share outstanding throughout each period)


                                                                                                                Institutional
                                                     Class A Shares               Class B Shares                   Shares
                                                For the        For the         For the      For the                For the
                                                 Year          Period           Year        Period                 Period
                                                 Ended      Feb. 13, 1995*      Ended    Feb. 13, 1995*         Feb. 12, 1996*
                                                May 31,        through         May 31,       through              through
                                                 1996       May 31, 1995        1996      May 31, 1995          May 31, 1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning
    of period                                   $ 10.77        $ 10.00         $10.75         $10.00                $12.72

Income from Investment Operations:
  Net investment income                            0.17           0.12           0.07           0.07                  0.04
  Net realized and unrealized gain
    on investments                                 2.29           0.65           2.31           0.68                  0.34
  Total from Investment Operations                 2.46           0.77           2.38           0.75                  0.38

Less Distributions:
  Dividends from net investment
    income                                        (0.14)            --          (0.10)            --                    --
  Total distributions                             (0.14)            --          (0.10)            --                    --
  Net asset value at end of period              $ 13.09        $ 10.77         $13.03         $10.75                $13.10

Total Return**                                    23.05%          7.70%         22.17%          7.50%                 3.23%

Ratios to Average Daily Net Assets:
  Expenses                                         1.35%(2)       1.35%(1,2)     2.10%(4)       2.10%(1,4)            1.10%(1,6)
  Net investment income                            1.52%(3)       3.74%(1,3)     0.71%(5)       1.97%(1,5)            1.20%(1,7)

Supplemental Data:
  Net assets at end of period (000)             $64,230        $38,612         $5,302         $2,159                $4,235
  Portfolio turnover rate                          0.73%            --           0.73%            --                  0.73%
--------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.
 ** Total return excludes the effect of sales charge.
(1) Annualized.
(2) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 1.77% and 3.76% (annualized) for Class A Shares for the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(3) Without the waiver of advisory fees (Note B), the ratio of net investment income to average daily net assets would have been 1.10% and 1.33% (annualized) for Class A Shares for the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(4) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 2.52% and 4.22% (annualized) for Class B Shares for the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(5) Without the waiver of advisory fees (Note B), the ratio of net investment income to average daily net assets would have been 0.29% and (0.15)% (annualized) for Class B Shares for the year ended May 31, 1996 and the period ended May 31, 1995, respectively.
(6) Without the waiver of advisory fees (Note B), the ratio of expenses to average daily net assets would have been 1.55% (annualized) for Institutional Shares for the period ended May 31, 1996.
(7) Without the waiver of advisory fees (Note B), the ratio of net investment income to average daily net assets would have been 0.75% (annualized) for Institutional Shares for the period ended May 31, 1996.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

A. Significant Accounting Policies - Flag Investors Equity Partners Fund, Inc. ("the Fund") was organized as a Maryland Corporation on November 30, 1994 and commenced operations on February 13, 1995, consisting of Class A Shares and Class B Shares. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Management Investment Company designed to seek long-term growth of capital and, secondarily, current income through a policy of diversified investments in equity securities, including common stocks and convertible securities. On February 12, 1996, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge or a distribution fee.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

    Security Valuation - Portfolio securities are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at its latest bid quotation. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

    Repurchase Agreements - The Fund may agree to enter into tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodial bank in a segregated account until maturity of the repurchase agreement. The agreement ensures that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

    Federal Income Tax - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

    The Fund has a capital loss carryforward of $24,094 (which may be carried forward to offset future taxable capital gains, if any), which begins to expire in 2004 if not previously utilized.

    Other - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees - Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, ICC receives a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of that portion in excess of $200 million.

    As compensation for its subadvisory services, ABIM receives a fee from ICC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: .75% of the first $50 million, .60% of the next $150 million and .50% of that portion in excess of $200 million.

    ICC has voluntarily agreed to waive a portion of its fees and reimburse expenses so that the total operating expenses of the Fund do not exceed 1.35% of the Fund's average daily net assets for Class A Shares, 2.10% for Class B Shares and 1.10% for Institutional Shares. For the year ended May 31, 1996, ICC waived fees of $232,890.

    ICC also serves as the Fund's accounting and transfer agent. As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $49,269 for accounting services for the year ended May 31, 1996.

    As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated daily and paid monthly. ICC received $70,414 for transfer agent services for the year ended May 31, 1996.

    As compensation for providing distribution services, Alex. Brown & Sons Incorporated ("Alex. Brown") receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to .25% of the average daily net assets for Class A Shares, and 1.00% (including a .25% shareholder servicing fee) of the average daily net assets of Class B Shares. For the year ended May 31, 1996, distribution fees aggregated $166,632, of which $130,140 were attributable to Class A Shares and $36,492 were attributable to Class B Shares.

    The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended May 31, 1996 was $565.

C. Capital Share Transactions - The Fund is authorized to issue up to 35 million shares of $.001 par value capital stock (20 million Class A, 5 million Class B, 5 million Institutional and 5 million undesignated). Transactions in shares of the Fund were as follows:

                                            Class A Shares
                                     For the Year    For the Period
                                         Ended       Feb. 13, 1995*
                                     May 31, 1996    to May 31, 1995

    Shares sold                        1,801,793        3,614,724
    Shares issued to share-
      holders on reinvest-
      ment of dividends                   46,324               --
    Shares redeemed                     (526,068)         (39,025)
    Net increase in shares
      outstanding                      1,322,049        3,575,699
    Proceeds from sale
      of shares                      $21,242,051      $38,469,554
    Reinvested dividends                 537,705               --
    Net asset value of
      shares redeemed                 (6,296,438)        (418,337)
    Net increase from
      capital share
      transactions                   $15,483,318      $38,051,217

                                            Class B Shares
                                     For the Year    For the Period
                                         Ended       Feb. 13, 1995*
                                     May 31, 1996    to May 31, 1995

    Shares sold                          221,303          200,772
    Shares issued to share-
      holders on reinvest-
      ment of dividends                    2,003               --
    Shares redeemed                      (17,025)              --
    Net increase in shares
      outstanding are-                   206,281          200,772
    Proceeds from sale
      of shares                       $2,641,798       $2,038,171
    Reinvested dividends                  23,141               --
    Net asset value of
      shares redeemed                   (208,673)              --
    Net increase from
      capital share
      transactions                    $2,456,266       $2,038,171

-------------------------------------------------------------------------------
    *Commencement of operations.

Notes to Financial Statements (concluded)

                                     Institutional Shares
                                        For the Period
                                       Feb. 12, 1996* to
                                         May 31, 1996

    Shares sold                             324,964
    Shares issued to share-
      holders on reinvest-
      ment of dividends                          --
    Shares redeemed                          (1,587)
    Net increase in shares
      outstanding                           323,377
    Proceeds from sale
      of shares                          $4,163,059
    Reinvested dividends                         --
    Net asset value of
      shares redeemed                       (20,714)
    Net increase from
      capital share
      transactions                       $4,142,345
------------------------------------------------------------------------------
    *Commencement of operations.

D. Investment Transactions - Purchases and sales of investment securities, other than short-term obligations, aggregated $44,457,277 and $303,618, respectively, for the year ended May 31, 1996. At May 31, 1996, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,680,368 and aggregate gross unrealized depreciation of all securities in which there was an excess of tax cost over value was $439,428.

E.  Net Assets - At March 31, 1996, net assets consisted of:

    Paid-in capital:
      Flag Investors Class A Shares                $53,621,154
      Flag Investors Class B Shares                  4,494,447
      Flag Investors Institutional Shares            4,142,345
    Undistributed net
      investment income                                292,457
    Accumulated net realized loss
      from security transactions                       (24,094)
    Unrealized appreciation of
      investments                                   11,240,940

                                                   $73,767,249

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Equity Partners Fund, Inc.:

     We have audited the accompanying statement of net assets of Flag Investors Equity Partners Fund, Inc. as of May 31, 1996 and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period February 13, 1995 (commencement of operations) through May 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Equity Partners Fund, Inc. as of May 31, 1996, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period February 13, 1995 (commencement of operations) through May 31, 1995 in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Philadelphia, Pennsylvania
June 28, 1996

                                   APPENDIX A

                        BOND AND COMMERCIAL PAPER RATINGS


Standard & Poor's Commercial Paper Ratings

               S & P - Commercial paper rated A-1+ or A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.


Moody's Commercial Paper Ratings

               Moody's - The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.


                             CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and


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protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


Moody's Bond Ratings

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the case of Aaa securities, or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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